UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant      |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Confidential,  for  Use of the  Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 Glenpointe Centre West
                            Teaneck, New Jersey 07666

                                          April [    ], 2004

To Our Stockholders:

      You are most cordially invited to attend the 2004 Annual Meeting of Stockholders of Cognizant Technology Solutions Corporation at 10:00 a.m. local time, on Wednesday, May 26, 2004, at our headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey 07666.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

      It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.

                                          Sincerely,



                                          Lakshmi Narayanan
                                          President and Chief Executive Officer

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 Glenpointe Centre West
                            Teaneck, New Jersey 07666

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 26, 2004

      The Annual Meeting of Stockholders (the "Meeting") of COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION, a Delaware corporation, will be held at our headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey on Wednesday, May 26, 2004, at 10:00 a.m. local time, for the following purposes:

(1) To elect two (2) Class I Directors to serve until the 2007 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

(2) To amend our Restated Certificate of Incorporation to (i) increase the number of authorized shares of our Class A Common Stock from 100,000,000 shares to 325,000,000 shares and (ii) eliminate the authorization of our Class B Common Stock;

(3) To amend our 1999 Incentive Compensation Plan, as amended (the "Incentive Plan"), to (i) increase the maximum number of shares of Class A Common Stock reserved for issuance from 18,000,000 to 19,000,000 shares and to reserve an additional 1,000,000 shares of Class A Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under the Incentive Plan, (ii) provide that repricing of stock options may not occur without stockholder approval, (iii) provide for minimum restriction periods for stock based awards, other than stock options, (iv) provide that stock options may not be granted below fair market value and (v) provide that all material amendments to the Incentive Plan shall be subject to stockholder approval;

(4)   To adopt our 2004 Employee Stock Purchase Plan;

(5) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2004; and

(6) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Holders of record of our Class A Common Stock as of the close of business on April 13, 2004 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666 for a period of ten days prior to the Meeting and on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors


Teaneck, New Jersey                       Gordon Coburn
April [   ], 2004                         Secretary


             Our 2003 Annual Report accompanies the Proxy Statement.

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
                           500 Glenpointe Centre West
                            Teaneck, New Jersey 07666

                    ---------------------------------------
                                 PROXY STATEMENT
                    ---------------------------------------

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cognizant Technology Solutions Corporation of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, May 26, 2004 (the "Meeting"), at our headquarters, 500 Glenpointe Centre West, Teaneck, New Jersey at 10:00 a.m. local time, and at any adjournment or adjournments thereof. Holders of record of shares of Class A Common Stock, $0.01 par value ("Class A Common Stock"), as of the close of business on April 13, 2004, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were [ ] shares of Class A Common Stock issued and outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one vote on any matter presented to
stockholders   at  the  Meeting.   Pursuant  to  our  Restated   Certificate  of
Incorporation all the outstanding shares of Class B Common Stock, $0.01 par value ("Class B Common Stock"), automatically converted into shares of Class A Common Stock on February 20, 2003. Accordingly, as of the close of business on April 13, 2004, there were no holders of record of our Class B Common Stock.

      In this Proxy Statement, "Cognizant", "Company," "we," "us," and "our" refer to Cognizant Technology Solutions Corporation.

      If proxies in the accompanying form are properly executed and returned, the shares of Class A Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted (i) FOR the election of the two (2) Class I Director nominees; (ii) FOR the proposal to amend our Restated Certificate of Incorporation to (A) increase the number of authorized shares of our Class A Common Stock from 100,000,000 shares to 325,000,000 shares and (B) eliminate the authorization of our Class B Common Stock; (iii) FOR the proposal to amend our 1999 Incentive Compensation Plan, as amended (the "Incentive Plan"), to (A) increase the maximum number of shares of Class A Common Stock reserved for issuance from 18,000,000 to 19,000,000 shares and to reserve an additional 1,000,000 shares of Class A Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under the Incentive Plan, (B) provide that repricing of stock options may not occur without stockholder approval, (C) provide for minimum restriction periods for stock based awards, other than stock options, (D) provide that stock options may not be granted below fair market and (E) provide that all material amendments to the Incentive Plan shall be subject to stockholder approval; (iv) FOR the proposal to adopt our 2004 Employee Stock Purchase Plan; (v) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2004; and (vi) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

      The presence, in person or by proxy, of holders of the shares of Class A Common Stock having, in the aggregate, a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Class A Common Stock represented at the Meeting, is required for the election of Directors, provided a quorum is present in person or by proxy. The affirmative vote of a majority of the shares of outstanding Class A Common Stock is required to amend our Restated Certificate of Incorporation to increase our authorized shares and eliminate the authorization of our Class B Common Stock. All actions proposed herein other than the election of Directors and the amendment to our Restated Certificate of Incorporation, may be taken upon the affirmative vote of stockholders possessing a majority of the shares of Class A Common Stock represented at the Meeting provided a quorum is present in person or by proxy.

      Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of


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


the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

      This Proxy Statement, together with the related proxy card and our Annual Report to Stockholders for the year ended December 31, 2003, including financial statements (the "Annual Report"), is being mailed to all stockholders of record as of April 13, 2004. The mailing date will be on or about April 28, 2004. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 13, 2004.

                              ELECTION OF DIRECTORS

      At this Meeting, two Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2007, or until their successors shall have been elected and qualified.

      We currently have six directors. As set forth in our Restated Certificate of Incorporation, the terms of office of the members of the Board of Directors are divided into three classes: Class I, whose term will expire at the 2004 Annual Meeting of Stockholders; Class II, whose term will expire at the 2005
Annual Meeting of Stockholders; and Class III, whose term will expire at the 2006 Annual Meeting of Stockholders. Effective December 19, 2003, in connection with his retirement, Wijeyaraj (Kumar) Mahadeva resigned as a Class I member of our Board of Directors. The remaining members of the Board elected Lakshmi Narayanan as a Class I Director, filling the vacancy on the Board. Therefore, the current Class I Directors are Lakshmi Narayanan and John E. Klein, the current Class II Directors are Robert W. Howe and Robert E. Weissman and the current Class III Directors are Venetia Kontogouris and Thomas M. Wendel. At each Annual Meeting of Stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. This classification of our Board of Directors may have the effect of delaying or preventing changes in control or management of Cognizant.

      All Directors hold office until the expiration of their respective term and until their successors are duly elected and qualified. There are no family relationships among any of our executive officers, Directors and key employees.

      It is the intention of the persons named in the enclosed form of proxy to vote the shares of Class A Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. Except as noted below, all of the persons whose names and biographies appear below are at present our Directors. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

      NOMINEES  FOR CLASS I  DIRECTORS  (TERMS  TO  EXPIRE AT THE 2007  ANNUAL
MEETING)

      The current members of the Board of Directors who are also nominees for election to the Board as Class I Directors are as follows:

                           Served as a       Positions with
Name                Age    Director Since    Cognizant
----                ---    --------------    --------------

Lakshmi Narayanan    51        2003          President, Chief Executive Officer
                                             and Director

John E. Klein        62        1998          Chairman of the Board and Director

      The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

      LAKSHMI NARAYANAN was elected Chief Executive Officer in December 2003. Mr. Narayanan continues to serve as our President, a position he has held since his election in March 1998. Mr. Narayanan joined our Indian subsidiary as Chief Technology Officer in 1994 and was elected President of such subsidiary on January 1, 1996. Prior to joining us, from 1975 to 1994, Mr. Narayanan was the regional head of Tata Consultancy Services, a large consulting and software services company located in India. Mr. Narayanan holds a Bachelor of Science degree, a Master of Science degree and a Master of Business Administration degree from the Indian Institute of Science.

      JOHN E.  KLEIN was  elected  to the Board of  Directors  in March 1998 and elected to serve as our Chairman of the Board in December 2003. Mr. Klein currently serves as President and Chief Executive Officer of Polarex, Inc., an organization providing executive support to software and services companies, where he has been employed since 1999. Prior to that, Mr. Klein held various positions at various companies, including MDIS Group PLC a UK listed software and services company. In addition, Mr. Klein also served as Chairman of Glovia International and PRO IV Limited, two enterprise software and services companies. Prior to 1995, Mr. Klein was a Vice President for both Digital Equipment and IBM. Since June 2000, Mr. Klein has also served as a director of privately-held Questra Corporation, an enterprise software company. Mr. Klein holds a Bachelor of Science degree from the U.S. Merchant Marine Academy and a Master of Business Administration degree from New York University.

      OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR CLASS I DIRECTOR.

      Continuing Members of the Board of Directors
      --------------------------------------------

      CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2005 ANNUAL MEETING)

      The current members of the Board of Directors who are Class II Directors are as follows:

                           Served as a       Positions with
Name                Age    Director Since    Cognizant
----                ---    --------------    --------------

Robert W. Howe       57        1999          Director

Robert E. Weissman   63        2001          Director

      The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

      ROBERT W. HOWE was elected to the Board of Directors in April 1999. Mr. Howe currently serves as Chairman of the Board of Directors of ADS Financial Services Solutions, a position he has held since January 1994. From February 1994 to December 2003, Mr. Howe served as Chief Executive Officer of ADS Financial Services. From March 1980 to January 1994, Mr. Howe served as President of ADS Financial Services Solutions. Mr. Howe holds a Bachelor of Arts degree from Boston College.

      ROBERT E. WEISSMAN was elected to the Board of Directors in May 2001. Mr. Weissman retired in January 2001 after nearly thirty years serving as Chief Executive Officer for several public corporations. Most recently, Mr. Weissman was Chairman of IMS Health, a provider of information to the pharmaceutical and healthcare industries. He served as both Chairman and Chief Executive Officer of IMS Health until March of 1999. Prior to his position with IMS Health, Mr. Weissman was Chairman and Chief Executive Officer of Cognizant Corporation and prior to that, was Chairman and Chief Executive Officer of The Dun & Bradstreet Corporation. Prior to his election as Chairman and Chief Executive Officer of Dun & Bradstreet, he held the position of President and Chief Operating Officer of that company since 1985. Mr. Weissman joined Dun & Bradstreet in May 1979, when D&B acquired National CSS, a computer time-sharing company, of which he was President and Chief Executive Officer. Since his retirement, Mr. Weissman has been active as a Principal in Shelburne Partners, a private investment company that works with emerging companies in the United States and Europe. Mr. Weissman is a Director of State Street Corporation and Pitney Bowes, Inc. and a member of the Advisory Board for Broadview Capital, a venture capital firm. Mr. Weissman graduated from Babson College in 1964. He serves on Babson's Board of Trustees, and received an honorary Doctor of Laws degree from Babson in 1995.

      CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2006 ANNUAL MEETING)

      The current members of the Board of Directors who are Class III Directors are as follows:

                           Served as a       Positions with
Name                Age    Director Since    Cognizant
----                ---    --------------    --------------

Venetia Kontogouris  53        1997          Director

Thomas M. Wendel     67        2001          Director

      The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

     VENETIA KONTOGOURIS was elected to our Board of Directors in December 1997. Ms. Kontogouris is currently Managing Director of Trident Capital, a venture capital firm. Prior to joining Trident Capital in March 1999, Ms. Kontogouris was President of Enterprise Associates, Inc., a subsidiary of IMS Health from 1989 to 1999. Prior to joining Enterprise Associates, Inc., Ms. Kontogouris was Vice President of New Product Development for The Dun & Bradstreet Corporation from 1985 to 1989. Before working at The Dun & Bradstreet Corporation, Ms. Kontogouris held various sales and marketing positions at IBM and AT&T. Ms. Kontogouris serves on the board of directors of several private companies. Ms. Kontogouris holds a Bachelor of Arts degree from Northeastern University and a Master of Business Administration degree and a Master in International Relations degree from the University of Chicago.

      THOMAS M. WENDEL was elected to the Board of Directors in June 2001. In July 2000, Mr. Wendel retired as the Chairman of the Board, President and Chief Executive Officer of Bridge Information Systems, a global financial information, transaction services, and network services company. Prior to joining Bridge in 1995, Mr. Wendel was founding President and Chief Executive Officer of Liberty Brokerage Inc., a major US government securities brokerage firm. Mr. Wendel previously served in various positions at Paine Webber, Inc., including Chief Financial Officer, Executive Vice President and Managing Director. Prior to joining Paine Webber in 1982, Mr. Wendel was Senior Vice President and Chief Financial Officer of Pan American World Airways. Mr. Wendel holds a Bachelor of Science degree in Mathematics from Ursinus College, a Master of Arts in Economics from San Jose State College, and a Master in Business Administration from the University of Santa Clara.

                              CORPORATE GOVERNANCE

GENERAL

      We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the new listing standards of the NASDAQ National Market.

      Based on this review, in March 2004, our Board of Directors adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and a charter for our Nominating and Corporate Governance Committee. In March 2004, we also amended and restated charters for our Audit Committee and Compensation Committee. You can access our current committee charters and Code of Business Conduct and Ethics in the "About Us" section of our Web site located at www.cognizant.com or by writing to our Secretary at our offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666.

DETERMINATION OF INDEPENDENCE

      Under NASDAQ rules that become applicable to us on the date of the annual meeting, a director will only qualify as an "independent director" if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that none of Robert Howe, Thomas Wendel, John Klein, Venetia Kontogouris or Robert Weissman has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an "independent director" as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

DIRECTOR CANDIDATES

      The process to be followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates shall include requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

      In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate's integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

      Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of Class A Common Stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cognizant Technology Solutions Corporation, 500 Glenpointe Centre West, Teaneck, New Jersey 07666. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

      The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary and Chairman of the Board, with the assistance of our General

Counsel,   are  primarily   responsible  for  monitoring   communications   from
stockholders and for providing copies or summaries to the other directors as they consider appropriate.

      Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

      Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors by emailing the Board of Directors at the following email address: corporategovernance@cognizant.com; or in writing: c/o Corporate Secretary, Cognizant Technology Solutions Corporation, 500 Glenpointe Centre West Teaneck, New Jersey 07666.

CODE OF BUSINESS CONDUCT AND ETHICS

      We have adopted a written Code of Business Conduct and Ethics that applies to our Directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted the Code of Business Conduct and Ethics on our Web site, which is located at
www.cognizant.com. In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, any provision of our Code of Business Conduct and Ethics.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

      There were 11 meetings of the Board of Directors during 2003. Each Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he or she served as a Director and the total number of meetings held by the committee on which he or she served during the period, if applicable.

      Our Corporate Governance Guidelines adopted in March 2004 provide that directors are expected to attend the annual meeting of stockholders. None of our directors attended the 2003 Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD

      The Board of Directors has established three standing committees - Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee - each of which operates under a charter that has been approved by our Board of Directors. Current copies of each committee's charter are posted on the "About Us" section of our Web site www.cognizant.com. In addition, a copy of the Audit Committee charter, as in effect on the date of this proxy statement, is attached hereto as Appendix A.

      The Board of Directors has determined that all of the members of each of the Board's three standing committees are independent as defined under the new rules of the NASDAQ Stock Market that become applicable to us on the date of the 2004 Annual Meeting, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. In addition, all of the members of the Audit Committee are independent as defined by the rules of the NASDAQ Stock Market that apply to us until the date of the 2004 Annual Meeting.

      Audit Committee
      ---------------

      Our Audit Committee's responsibilities include:

            o appointing, approving the compensation of, and assessing the independence of our independent auditor;

            o overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from independent auditors;

            o reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures;

            o monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

            o     discussing and assessing our risk management policies;

            o     establishing  policies  regarding  hiring  employees  from the
                  independent   auditor  and  procedures  for  the  receipt  and
                  retention of accounting related complaints and concerns;

            o     meeting   independently  with  our  independent  auditors  and
                  management; and

            o preparing the audit committee report required by SEC rules (which is included on page 10 of this proxy statement).

      Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003 with our management and independent auditors. Additionally, the Audit Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards ("SAS") 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2003 audited by PricewaterhouseCoopers LLP be included in our Annual Report on Securities and Exchange Commission (the "SEC") Form 10-K.

      The Board of Directors has determined that Thomas M. Wendel is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

      The members of the Audit Committee are Messrs. Howe, Klein and Wendel. During 2003, Messrs. Howe, Klein and Wendel were the only members of the Audit Committee. The Audit Committee was established in 1998 and met seven times during 2003. It is anticipated that Mr. Klein, if elected to the Board of Directors by our stockholders, will continue to serve on the Audit Committee.

      Compensation Committee
      ----------------------

      Our Compensation Committee, which is comprised of Messrs. Howe, Klein and Weissman, is responsible for the administration of all salary and incentive compensation plans for our officers and key employees, including bonuses. In addition, our Compensation Committee has the following principal duties:

            o     annually   reviewing   and  approving   corporate   goals  and
                  objectives relevant to CEO compensation;

            o     determining the CEO's compensation;

            o reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers;

            o     overseeing an evaluation of our senior executives;

            o overseeing and administering our cash and equity incentive plans; and

            o reviewing and making recommendations to the Board with respect to director compensation.

      The  Compensation  Committee  also  administers  our stock  option  plans, including the Incentive Plan, and establishes the terms and conditions of all stock options granted thereunder. The Compensation Committee will also administer our 2004 Employee Stock Purchase Plan if approved by the stockholders. During 2003, the

Compensation Committee was comprised of Messrs. Howe and Klein. In March 2004, Mr. Weissman was appointed to serve on the Compensation Committee. The Compensation Committee met one time during 2003.

      Nominating and Corporate Governance Committee
      ---------------------------------------------

      In March 2004, our Board of Directors established a Nominating and Corporate Governance Committee. Its responsibilities include:

            o     identifying individuals qualified to become Board members;

            o recommending to the Board the persons to be nominated for election as directors and to each of the Board's committees;

            o reviewing and making recommendations to the Board with respect to management succession planning;

            o developing and recommending to the Board corporate governance principles; and

            o     overseeing an annual evaluation of the Board.

      The members of the Nominating and Corporate Governance Committee are Messrs. Howe, Klein, Wendel and Weissman and Ms. Kontogouris.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee has furnished the following report:

To the Board of Directors of Cognizant Technology Solutions Corporation:

      The Audit Committee of our Board of Directors is currently composed of three members and acts under a written charter first adopted and approved on May 17, 2000. The members of the Audit Committee are independent directors, as defined in its charter and the rules of the NASDAQ Stock Market. The Audit Committee held seven meetings during 2003.

      Management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Our independent auditors are responsible for conducting an independent audit of our annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

      The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended December 31, 2003 and has discussed these financial statements with management and our independent auditors. The Audit Committee has also received from, and discussed with, our independent auditors various communications that our independent auditors are required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 requires our independent auditors to discuss with the Audit Committee, among other things, the following:

            -     methods used to account for significant unusual transactions;

            - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

            - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

            -     disagreements   with   management   over  the  application  of
                  accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

      Our independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from Cognizant. The Audit Committee also considered whether the independent auditors' provision of certain other non-audit related services to us is compatible with maintaining such auditors' independence.

      Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003.

                                          By the Audit  Committee of the Board
                                          of Directors of
                                          Cognizant    Technology    Solutions
                                          Corporation

                                          Robert W. Howe
                                          John E. Klein
                                          Thomas M. Wendel

INDEPENDENT AUDITORS FEES AND OTHER MATTERS

      The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent auditor, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

     Fee Category                  2003           2002
     --------------------       ----------      ---------
     Audit Fees..........       $  565,500      $720,000
     Audit-Related Fees..          312,500        68,900
     Tax Fees ...........          145,500       161,100
     All Other Fees......               --        25,400
                                ----------      --------
     Total Fees..........       $1,023,500      $975,400
                                ==========      ========

      For 2003, $866,600 of the total fees was billed as of December 31, 2003. For 2002, $559,800 of the total fees billed was billed as of December 31, 2002.

      Audit Fees
      ----------

      Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, services rendered in connection with SEC registration statements and other professional services provided in connection with statutory and regulatory filings or engagements.

      Audit-Related Fees
      ------------------

      Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." These services relate to employee benefit audits, due diligence related acquisitions, accounting consultations and audits in connection with acquisitions, consultations related to internal control and the Sarbanes Oxley Act, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

      Tax Fees
      --------

      Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of original tax returns and VAT registrations, accounted for $25,700 of the total tax fees paid for 2003 and $28,200 of the total tax fees paid for 2002. Tax advice and tax planning services relate to preparation of transfer pricing studies and consultations on various domestic and international tax matters.

      All Other Fees
      --------------

      There were no fees to report in this category for 2003. In 2002, the fees reported in this category consist of IT security reviews.

      Audit Committee Pre-Approval Policy and Procedures
      --------------------------------------------------

      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

      From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

      The Audit Committee has also delegated to Thomas M. Wendel the authority to approve any audit or non-audit services to be provided to us by our independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee. During 2003, no services were provided to us by PricewaterhouseCoopers LLP or any other accounting firm other than in accordance with the pre-approval policies and procedures described above.

COMPENSATION OF DIRECTORS

      Directors who are our employees or employees of our subsidiaries receive no cash remuneration for serving as Directors. All other non-employee Directors receive an annual retainer of $20,000 for attendance at meetings of the Board of Directors (no additional fees are paid for attendance at non-committee meetings of the Board of Directors) and $1,500 for attendance at each meeting of a committee of the Board of Directors or $2,000 for attendance at each meeting of a committee of the Board of Directors if serving as the chairperson of such committee meeting. All Directors who are not our employees or employees of our subsidiaries are eligible to participate in our Non-Employee Directors' Stock Option Plan (the "Director Plan") and, effective as of May 1999, the Incentive Plan.

      The Director Plan became effective in December 1997 and was amended in March 1998. The aggregate number of shares of Class A Common Stock reserved for issuance under the Director Plan is 429,000 shares. The Director Plan, which is administered by the Compensation Committee, provides for the issuance of non-qualified stock options to purchase up to 90,000 shares of Class A Common Stock in any year to any of our Directors who is not our employee or an employee of one of our subsidiaries. Subject to the provisions of the Director Plan, the Compensation Committee has the authority to interpret the provisions of the Director Plan, and to determine the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted. The option price for options granted under the Director Plan shall be determined by the Compensation Committee and may be granted at an exercise price greater than, less than or equal to the fair market value of the underlying shares on the date of grant. Options granted under the Director Plan become exercisable as to 50% on each of the first and second anniversaries of the date of initial grant. Options granted under the Director Plan expire after 10 years, are nontransferable and, with certain exceptions in the event of a death of a participant, may be exercised by the optionee only during service. In the event of an optionee's death or disability, the unexercised portion of an option immediately vests in full and may be exercised until (i) the earlier of the remaining stated term of the option or five years after the date of death with respect to a termination due to death or (ii) the earlier of the remaining stated term of the option and the longer of five years after the date of termination due to disability or one year after the date of death, in the case of a termination due to disability. In the case of a termination for any other reason, the unexercised portion of an option may be exercised for the period ending ninety days after termination, but only to the extent such option was exercisable at the time of termination.

      The Incentive Plan became effective in May 1999. The aggregate number of shares of Class A Common Stock currently reserved for issuance under the Incentive Plan is 18,000,000. The purpose of the Incentive Plan is to (i) aid us in motivating certain employees, non-employee directors and independent contractors to put forth maximum efforts toward the our growth, profitability and success; and (ii) provide incentives which will attract and retain highly qualified individuals as employees and non-employee directors and to assist in aligning the interests of such employees and non-employee directors with those of our stockholders. Pursuant to the Incentive Plan, awards may be stock-based or payable in cash. Subject to adjustment, for among other things, a merger, consolidation, reorganization, stock split, or other change in capital structure, an individual is limited to a maximum of 4,500,000 shares during the life of the Incentive Plan. Additionally, the maximum dollar amount paid in cash to any individual during the life of the Incentive Plan is $10,000,000. The Incentive Plan terminates on April 13, 2009, unless sooner terminated by the Board of Directors. The Incentive Plan is administered by the Compensation Committee. Subject to the provisions of the Incentive Plan, the Compensation Committee has the authority, among other things, to determine eligibility for participation, determine eligibility for and the type and size of awards, issue administrative guidelines and make rules as an aid to administer the Incentive Plan, grant waivers of terms, conditions, restrictions and limitations and accelerate the vesting of any award. Several types of awards are provided for by the Incentive Plan. The awards may be measured in stock or in cash. An award may be designated as a stock option, stock appreciation right, stock award, stock unit, performance share, performance unit or cash. Generally, all awards under the Incentive Plan are nontransferable except by will or in accordance with the laws of descent and distribution. Stock options and stock appreciation rights are exercisable only by the grantee during his or her lifetime. The Compensation Committee, in its discretion, may permit the transferability of a stock option (other than an incentive stock option) by a grantee to members of his or her immediate family or trusts or other similar entities for the benefit of such person. Upon the occurrence of a change in control of us, as defined in the Incentive Plan, with certain exceptions, the Compensation Committee has the discretion to, among other things, accelerate the vesting and payout of outstanding awards or provide that an award be assumed by the entity which acquires control of us or be substituted by a similar award under such entity's compensation plan.

      During 2003, the following Directors were granted options to purchase shares of Class A Common Stock under the Incentive Plan.

                            Number of
                         Shares Underlying
                             Options                              Exercise Price
Director                    Granted(1)        Grant Date           Per Share (1)
--------------------     -----------------    ----------          --------------
Lakshmi Narayanan...       255,000             2/5/2003             $20.23
Robert W. Howe......        10,000             5/9/2003             $18.43
John E. Klein.......        10,000             5/9/2003             $18.43
Venetia Kontogouris.        10,000             5/9/2003             $18.43
Robert E. Weissman..        10,000             5/9/2003             $18.43
Thomas M. Wendel....        10,000             5/9/2003             $18.43

----------

(1) Such numbers have been adjusted to reflect a three-for-one stock split that occurred on April 1, 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our Directors, Executive Officers and Stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Except as set forth below, based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

      Each of Robert Howe, Thomas Wendel,  John Klein,  Venetia  Kontogouris and
Robert Weissman failed to timely file a Form 4 with respect to the grant of stock options on May 9, 2003. These transactions were reported late on a Form 4 dated July 30, 2003 for Mr. Howe, and Forms 4 dated August 1, 2003, for Messrs. Wendel, Klein and Weissman, and Ms. Kontogouris. In addition, Wijeyaraj (Kumar) Mahadeva failed to timely file a Form 4 with respect to the exercise of an employee stock option on July 7, 2003. This transaction was reported on a Form 4 on July 14, 2003.

                               EXECUTIVE OFFICERS

      The following table identifies our current executive officers:

                                  Capacities in                    In Current
Name                       Age    Which Served                  Position Since
----                       ---    -------------                 --------------

Lakshmi Narayanan(1)....    51    President and Chief               2003
                                  Executive Officer

Francisco D'Souza(2)....    35    Chief Operating Officer           2003
Gordon Coburn(3)........    40    Executive  Vice  President,       2003
                                  Chief  Financial   Officer,
                                  Treasurer and Secretary
Ramakrishnan
Chandrasekaran(4).......    47    Executive  Vice President &       2004
                                  Managing Director

----------

(1) Lakshmi Narayanan was elected Chief Executive Officer in December 2003. Mr. Narayanan continues to serve as our President, a position he has held since his election in March 1998. Mr. Narayanan joined our Indian subsidiary as Chief Technology Officer in 1994 and was elected President of such subsidiary on January 1, 1996. Prior to joining us, from 1975 to 1994, Mr. Narayanan was the regional head of Tata Consultancy Services, a large consulting and software services company located in India. Mr. Narayanan holds a Bachelor of Science degree, a Master of Science degree and a Master of Business Administration degree from the Indian Institute of Science.

(2) Francisco D'Souza was elected Chief Operating Officer in December 2003. Prior to that, from November 1999 to December 2003, he served as our Senior Vice President, North American Operations and Business Development. From March 1998 to November 1999, he served as our Vice President, North American Operations and Business Development and as our Director-North American Operations and Business Development from June 1997 to March 1998. From January 1996 to June 1997, Mr. D'Souza was engaged as our consultant. From February 1995 to December 1995, Mr. D'Souza was employed as Product Manager at Pilot Software. Between 1992 and 1995, Mr. D'Souza held various marketing, business development and technology management positions as a Management Associate at The Dun & Bradstreet Corporation. While working at The Dun & Bradstreet Corporation, Mr. D'Souza was part of the team that established the software development and maintenance business conducted by us. Mr. D'Souza holds a Bachelor of Business Administration degree from the University of East Asia and a Master of Business Administration degree from Carnegie-Mellon University.

(3) Gordon Coburn was elected Executive Vice President in December 2003. Mr. Coburn continues to serve as our Chief Financial Officer, Treasurer and Secretary, positions he has held since March 1998. From November 1999 to December 2003, he served as our Senior Vice President. He previously was our Vice President from 1996 to November 1999. Mr. Coburn served as Senior Director - Group Finance & Operations for Cognizant Corporation from November 1996 to December 1997. From 1990 to October 1996, Mr. Coburn held key financial positions with The Dun & Bradstreet Corporation. Mr. Coburn holds a Bachelor of Arts degree from Wesleyan University and a Master of Business Administration degree from the Amos Tuck School at Dartmouth College.

(4) Ramakrishnan Chandrasekaran was elected Executive Vice President and Managing Director in January 2004. Prior to that, from November 1999 to January 2004, he served as our Senior Vice President responsible for the independent software vendor relationships, key alliances, capacity growth, process initiatives, business development and offshore delivery. Mr. Chandrasekaran joined us as Assistant Vice President in December 1994, before getting promoted to Vice President in January 1997. Mr. Chandrasekaran has more than 20 years of experience working in the IT services industry. Prior to joining us, Mr. Chandrasekaran worked with Tata Consultancy Services. Mr. Chandrasekaran holds a Mechanical Engineering degree and Master of Business Administration degree from the Indian Institute of Management.

      None of our executive officers is related to any other executive officer or to any of our Directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN 2001, 2002 AND 2003

      The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2003 and each other of our executive officers whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the years ended December 31, 2001, 2002 and 2003.


                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                                                                Long-Term
                                      Annual Compensation      Compensation
                                   ----------------------------------------
                                                                 Awards
                                                               ------------
                                                      Other
                                                      Annual    Securities
                                                      Compen-   Underlying  All Other
    Name and Principal      Year   Salary   Bonus(2)  sation(3)  Options    Compensation
         Position                    ($)      ($)      ($)        (#)         ($)
            (a)             (b)      (c)      (d)      (e)        (g)         (i)
----------------------------------------------------------------------------------------

Wijeyaraj (Kumar)
  Mahadeva (1)(4)........   2003  409,514        --           1,020,000     63,918(11)
  Chairman of the Board     2002  363,000   582,633     --           --      5,500(5)
  and Chief Executive       2001  363,000   241,129     --      975,000      5,250(5)
  Officer

Lakshmi
  Narayanan(1)(4)(6).....   2003  135,696   182,160     --      255,000      3,454(7)
  President and Chief       2002  115,720   155,369     --           --      3,102(7)
  Executive Officer         2001  121,000    62,672     --      240,000      3,990(8)

Francisco D'Souza(1)....    2003  264,500   317,400     --      240,000      6,000(5)
  Chief Operating Officer   2002  230,000   220,106     --           --      5,500(5)
                            2001  230,000    91,093     --      180,000      5,250(5)

Gordon Coburn(1).........   2003  237,507   283,866     --      195,000     49,249(12)
  Executive Vice            2002  205,700   220,106     --           --      5,500(5)
  President, Chief          2001  205,700    91,093     --      180,000      5,250(5)
  Financial Officer,
  Treasurer and Secretary

Ramakrishnan
  Chandrasekaran(9)......   2003   56,422    75,000     --           --      2,913(10)
  Executive Vice            2002   50,230    47,698     --       60,000      3,830(10)
  President & Managing      2001   42,516    51,842     --           --      3,784(10)
  Director

----------

(1) Such Named Executive has entered into a Severance and Noncompetition Agreement with us. See "Severance and Noncompetition Agreements."

(2) The bonus awards were earned in the year indicated and were paid in the following year.

(3) The value of certain personal benefits is not included since the aggregate amount of such compensation did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for such Named Executive in columns (c) and (d).

(4)   On December 19, 2003, our founder,  Chairman and Chief Executive  Officer,
      Wijeyaraj  (Kumar)  Mahadeva,   retired  as  a  director  and  officer  of
      Cognizant, and Lakshmi Narayanan was named Chief Executive Officer.

(5)   Represents a 401(k) plan matching contribution.

(6) We employ Mr. Narayanan in India, and as such, compensation amounts were paid in Indian Rupees. Such amounts were converted to U.S. dollars for the periods presented.

(7)   Represents an Indian Provident Fund matching contribution.

(8) Consists of Indian Provident Fund matching contribution of $2,962 and interest savings of $1,028 on a loan made to Mr. Narayanan by us in October 1997 for the purchase of a residence, which bore interest at 2% per annum. The loan was secured by the residence, and principal and interest on such loan were payable over a ten year period. Mr. Narayanan repaid such loan in April 2001.

(9) Ramakrishnan Chandrasekaran was elected Executive Vice President and Managing Director in January 2004. We employ Mr. Chandrasekaran in India, and as such, compensation amounts were paid in Indian Rupees. Such amounts were converted to U.S. dollars for the periods presented.

(10) Consists of Indian Provident matching fund contributions of $2,253, $2,240 and $2,076 in 2003, 2002 and 2001, respectively, and interest savings of $660, $1,590 and $1,708 in 2003, 2002 and 2001, respectively, on a loan made to Mr. Chandrasekaran by us in August 1995, which bore interest at 2% per annum. Mr. Chandrasekaran repaid such loan in July 2003. See "Transactions with Other Affiliates."

(11) Includes (i) a 401(k) plan matching contribution in the amount of $6,000, and (ii) a contribution to a non-qualified deferred compensation account in the amount of $57,918 earned by the Named Executive during 2003 and payable by Cognizant during 2004.

(12) Includes (i) a 401(k) plan matching contribution in the amount of $6,000, and (ii) a contribution to a non-qualified deferred compensation account in the amount of $43,249 earned by the Named Executive during 2003 and payable by Cognizant during 2004.

OPTION GRANTS IN 2003

      The following table sets forth information concerning individual grants of stock options during 2003 by us to each of the Named Executives.


                        OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------
                                Individual Grants
--------------------------------------------------------------------------------
                                     Percent
                                     of Total                               Potential
                                     Options                                Realizable
                      Number of      Granted to                               Value
                      Securities     Employees     Exercise             at Assumed Annual
                      Underlying      in             or      Expir-        Rates of Stock
                       Options       Fiscal         Base     ation       Price Appreciation
      Name            Granted(1)     Year          Price      Date        For Option Term
                        (#)           (%)        ($/SH)(1)            5%($)            10%($)
       (a)              (b)           (c)           (d)       (e)       (f)               (g)
------------------------------------------------------------------------------------------------
Wijeyaraj (Kumar)
  Mahadeva.........   1,020,000      23.1%        $20.23   2/5/2013  $12,976,990     $32,886,240
Lakshmi Narayanan..    255,000        5.8%        $20.23   2/5/2013   $3,244,250       $8,221,560
Francisco D'Souza..    240,000        5.4%        $20.23   2/5/2013   $3,053,410       $7,737,940
Gordon Coburn......    195,000        4.4%        $20.23   2/5/2013   $2,480,895       $6,287,075
Ramakrishnan
  Chandrasekaran...         --         --             --         --           --               --

----------

(1) Such numbers have been adjusted to reflect a three-for-one stock split that occurred on April 1, 2003.

AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

      The following table sets forth information concerning each exercise of options during 2003 by each of the Named Executives and the year-end number and value of unexercised options held by each of the Named Executives.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES(1)
-----------------------------------------------------------------------------------
                                                   Number of         Value of
                                                  Securities        Unexercised
                                                  Underlying       In-the-Money
                                                  Unexercised     Options at Fiscal
                       Shares                  Options at Fiscal     Year-End
                     Acquired on     Value         Year-End             ($)
       Name           Exercise      Realized          (#)          Exercisable/
                         (#)          ($)        Exercisable/      Unexercisable
        (a)              (b)          (c)        Unexercisable        (e) (2)
                                                      (d)
-----------------------------------------------------------------------------------
Wijeyaraj (Kumar)
  Mahadeva........  1,010,078    26,590,415    927,172/1,605,000  36,439,523/47,084,475
Lakshmi Narayanan.     45,000     1,370,057    499,500/399,000    20,811,914/11,689,710
Francisco D'Souza.    152,160     3,117,293     60,540/348,000     2,322,596/10,006,020
Gordon Coburn.....    136,590     2,989,798       --  /303,000           -- /8,862,570
Ramakrishnan
  Chandrasekaran..     34,250       502,047     60,250/56,250      2,571,816/1,813,069

----------

(1) All numbers on this chart have been adjusted to account for the three-for-one stock split that occurred on April 1, 2003.

(2) Based on a year-end fair market value of the underlying securities equal to $45.64, less the exercise price for such shares.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of December 31, 2003 with respect to the shares of our Class A Common Stock that may be issued under our existing equity compensation plans.

--------------------------------------------------------------------------------
                          Number of                      Number of
                         Securities      Weighted       Securities
                        to be Issued     Average       Available for
                            Upon         Exercise     Future Issuance
                         Exercise of     Price of      Under Equity
                         Outstanding   Outstanding     Compensation
Plan Catetory            Options(1)     Options(1)       Plans(1)
--------------------------------------------------------------------------------

Equity compensation       12,471,665       $14.79         3,194,017 (2)
plans that have been
approved by security
holders

Equity compensation
plans not approved by             --        --                   --
security holders

         Total            12,471,665       $14.79         3,194,017 (2)
--------------------------------------------------------------------------------

(1) Such numbers have been adjusted to reflect a three-for-one stock split that occurred on April 1, 2003.

(2) Includes 727,978 shares of Class A Common Stock issuable under the Incentive Plan, however, does not include (i) the additional 1,000,000 shares that would be available if the proposal to increase the number of shares reserved for issuance under the Incentive Plan is approved at the Meeting, or (ii) the additional 1,500,000 shares that would be available if the proposal to adopt our 2004 Employee Stock Purchase Plan is approved at the Meeting. This number also includes 57,000 shares of Class A Common Stock available for future issuances pursuant to the Director Plan, 380,790 shares of Class A Common Stock available for future issuances pursuant to the Key Employees' Stock Option Plan and 2,028,249 shares of Class A Common Stock issuable under the 1999 Employee Stock Purchase Plan. The 1999 Employee Stock Purchase Plan expired pursuant to its terms on December 31, 2003.

SEVERANCE AND NONCOMPETITION AGREEMENTS

      We have entered into a Severance and Noncompetition Agreement (collectively, the "Severance and Noncompetition Agreements") with each of the Named Executives, except for Ramakrishnan Chandrasekaran. The Severance and Noncompetition Agreements provide that each Named Executive will receive one year's base salary and a full annual bonus upon termination of employment, other than in the case of a termination for cause. In addition, such agreements provide that all options held by the Named Executives will vest in full immediately upon a change of control. Pursuant to such agreements, each Named Executive has agreed not to engage in any competitive business in any capacity for one year following termination of employment and not to solicit any of our employees to leave our employ within the one-year period following termination of employment. Finally, such agreements include customary proprietary rights assignment and confidentiality provisions.

RETIREMENT OF CHIEF EXECUTIVE OFFICER

      On December 19, 2003, our founder, Chairman and Chief Executive Officer, Wijeyaraj (Kumar) Mahadeva, retired as a director and officer of Cognizant. In connection with Mr. Mahadeva's retirement, on December 19, 2003, we entered into an agreement and general release of all claims with Mr. Mahadeva.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The  Compensation  Committee  is comprised  of Messrs.  Howe,  Klein and
Weissman. During 2003, the Compensation Committee was comprised of Messrs. Howe and Klein. In March 2004, Mr. Weissman was appointed to serve on the Compensation Committee. Messrs. Howe, Klein and Weissman have not served as either one of our officers or employees or an officer or employee of one of our subsidiaries at any time. There are no, and during 2003 there were no, Compensation Committee Interlocks.

      In 2003, we granted options to purchase shares of our Class A Common Stock to each of Mr. Howe, Mr. Klein and Mr. Weissman. See "Election of Directors - Compensation of Directors."

PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on our Class A Common Stock with the cumulative total return on the S&P MidCap 400 Index, S&P SmallCap 600 Index, a Peer Group Index, Current (capitalization weighted) and a Peer Group Index, Historical (capitalization weighted) for the period beginning January 1, 1999 and ending on the last day of our last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.

                   COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)

      Among Cognizant, the S&P MidCap 400 Index, the S&P SmallCap 600 Index
                And a Current and Historical Peer Group Index(3)
                            (Capitalization Weighted)


                                  [ GRAPHIC ]



                                 1/1/99    12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
                                 -------   --------  --------  --------  --------  --------

Cognizant Technology
  Solutions Corporation.......   $100.00   $359.88   $239.09   $269.83   $475.59   $901.53
S&P MidCap 400 Index..........   $100.00   $114.72   $134.81   $133.99   $114.54   $155.34
S&P SmallCap 600 Index........   $100.00   $112.40   $125.67   $133.88   $114.30   $158.63
Peer Group Index, Current
  (Capitalization Weighted)...   $100.00   $162.91   $ 68.66   $ 50.98   $ 48.91   $ 74.90
Peer Group Index, Historical
  (Capitalization Weighted)...   $100.00   $162.91   $ 68.66   $ 51.37   $ 50.70   $ 80.33

----------

(1) Graph assumes $100 invested on January 1, 1999 in our Class A Common Stock, the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the Peer Group Index, Current (capitalization weighted) and the Peer Group Index, Historical (capitalization weighted).

(2)   Cumulative total return assumes reinvestment of dividends.

(3) We have constructed a Peer Group Index of other information technology consulting firms consisting of Computer Horizons Corp., Computer Task Group, Inc., Covansys Corporation, Diamond Cluster International, Inc., iGate Corp., Infosys Technologies Ltd., Keane, Inc. Sapient Corp., Satyam Computer

     Services Ltd, Syntel, Inc. and Wipro Ltd. We believe that these companies most closely resemble our business mix and that their performance is representative of the industry. Our current Peer Group Index does not consist of the same information technology consulting firms as in the prior year. Our Peer Group from the prior year consists of Computer Horizons Corp., Computer Task Group, Inc., Covansys Corporation, Diamond Cluster International, Inc., iGate Corp., Infosys Technologies Ltd., Keane, Inc. Sapient Corp., Satyam Computer Services Ltd, Syntel, Inc. and Tanning Technology Corp. (no longer publicly traded, and, accordingly, not included in Peer Group Index, Historical reflected in chart).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee has furnished the following report:

      Our executive compensation policy is designed to attract and retain highly qualified individuals for our executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of stockholders by basing a portion of compensation on corporate performance.

      The Compensation Committee reviews and determines base salary levels for our executive officers on an annual basis and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Additionally, the Compensation Committee administers all of our stock option plans.

      Our executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options and various other benefits, including health insurance and a 401(k) Plan, which are generally available to all of our employees.

      Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

      Bonuses are paid on an annual basis and are discretionary. The amount of bonus is based on criteria designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on our operational and financial results and the executive's individual performance in achieving the results.

      The stock option program is designed to relate executives' and certain middle managers' and other key personnel's long-term interests to stockholders' long-term interests. In general, stock option awards are granted if warranted by our growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

      The Committee established the Chief Executive Officer's total annual compensation based on the size, complexity and historical performance of our business, our position as compared to our peers in the industry, and the specific challenges faced by us during the year, such as changes in the market for information technology products and services and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

Tax Considerations
------------------

      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to our CEO and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in our best interests and the best interest of our stockholders, after taking into consideration changing business conditions and the performance of our employees.

                                          By  the  Compensation  Committee  of
                                          the Board of  Directors of Cognizant
                                          Technology Solutions Corporation

                                          Robert W. Howe
                                          John E. Klein
                                          Robert E. Weissman

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CLASS A COMMON STOCK

      There are, as of March 31, 2004, approximately 289 holders of record and 20,799 beneficial holders of our Class A Common Stock. The following table sets forth certain information, as of March 31, 2004, with respect to holdings of each class of our Class A Common Stock by (i) each person known by us to beneficially own more than 5% of the total number of shares of each class of Class A Common Stock outstanding as of such date, (ii) each of our Directors (which includes all nominees), (iii) each of our Named Executives, and (iv) all Directors and executive officers as a group. This information is based upon information furnished to us by each such person and/or based upon public filings with the Securities and Exchange Commission. Unless otherwise indicated, the address for the individuals below is our address.

                                           Amount and Nature of     Percent
                                                 Beneficial           of
  Name and Address of Beneficial Owner          Ownership(1)        Class(2)
  ------------------------------------     --------------------     --------

  (i) Certain Beneficial Owners:
  FMR Corp.(3)..........................       9,577,076            14.8%
  Maverick Capital Management Ltd.(4)...       3,418,921             5.3%

  (ii)  Directors (which includes all
       nominees) and Named Executives:
  Wijeyaraj Mahadeva(5).................       1,572,832             2.4%
  Lakshmi Narayanan(6)..................         635,250             *
  Francisco D'Souza(7)..................         202,611             *
  Gordon Coburn(8)......................         105,662             *
  Ramakrishnan Chandrasekaran(9)........          86,500             *
  Robert W. Howe(10)....................          19,200             *
  John E. Klein(11).....................         137,800             *
  Venetia Kontogouris(12)...............         150,500             *
  Robert E. Weissman(13)................         119,222             *
  Thomas M. Wendel(14)..................           5,000             *
  (iii) All Directors and executive
       officers as a
       group (10 persons)(15)...........       3,034,577             4.5%

----------

*     Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by such stockholder. All share numbers have been adjusted to account for a three-for-one stock split that occurred on April 1, 2003.

(2) Applicable percentage of ownership is based on an aggregate of 64,648,961 shares of Class A Common Stock outstanding on March 31, 2004, plus any presently exercisable stock options held by each such holder, and options which will become exercisable within 60 days after March 31, 2004.

(3) As disclosed on a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004, assuming no changes in beneficial ownership since such filing. According to such Schedule 13G, FMR Corp., may be deemed to beneficially own 9,577,076 shares of Class A Common Stock as a result of acting as investment advisor to various investment companies. FMR Corp. reports that it has sole power to vote or direct the vote of 232,278 shares and sole power to dispose or direct the disposition of 9,577,076 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary or FMR Corp., is the beneficial owner of 9,344,798 shares of our Class A Common Stock as a result of acting as investment advisor to various investment companies. The ownership of one investment company, Fidelity Growth Company Fund, amounts to 3,746,579 shares of our Class A Common Stock. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each have sole power to dispose of 9,344,798 shares owned by the funds.

(4) As disclosed on a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004, assuming no changes in beneficial ownership since such filing. According to such Schedule 13G, Maverick Capital, Ltd., may be deemed to beneficially own 3,418,921 shares of Class A Common Stock through the investment discretion it exercises over its clients' accounts. Maverick Capital, Ltd. reports that it has sole power to vote or direct and dispose or direct the disposition of 3,418,921 shares of Class A Common Stock. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. Mr. Lee S. Ainslie III is the manager of Maverick Capital Management, LLC and is granted sole investment discretion pursuant to Maverick Capital, LLC's Regulations.

(5) Includes 98,160 shares of Class A Common Stock owned of record and 1,474,672 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2004 or sixty (60) days after such date. Excludes 1,057,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(6) Represents 635,250 shares of Class A Common Stock underlying options which were exercisable as of March 31, 2004 or sixty (60) days after such date. Excludes 263,250 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(7) Includes 28,071 shares of Class A Common Stock owned of record and 174,540 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2004 or sixty (60) days after such date. Excludes 234,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(8) Includes 2,912 shares of Class A Common Stock owned of record and 102,750 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2004 or sixty (60) days after such date. Excludes 200,250 shares of Class A Common Stock underlying options, which become exercisable over time after such period.

(9) Includes 86,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2004 or sixty (60) days after such date. Excludes 50,000 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(10) Includes 6,700 shares of Class A Common Stock owned of record and 12,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2004 or sixty (60) days after such date. Excludes 12,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(11) Includes 95,300 shares of Class A Common Stock owned of record and 42,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2004 or sixty (60) days after such date. Excludes 12,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(12) Includes 3,000 shares of Class A Common Stock owned of record and 147,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2004 or sixty (60) days after such date. Excludes 12,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(13) Includes 61,722 shares of Class A Common Stock owned of record and 57,500 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2004 or sixty (60) days after such date.

      Excludes 12,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(14) Includes 5,000 shares of Class A Common Stock subject to options which were exercisable as of March 31, 2004 or sixty (60) days after such date. Excludes 12,500 shares of Class A Common Stock underlying options which become exercisable over time after such period.

(15) Includes an aggregate of 2,738,712 shares of Class A Common Stock underlying options granted to Directors and executive officers listed in the table which are exercisable as of March 31, 2004 or within sixty (60) days after such date. Excludes 1,867,500 shares of Class A Common Stock underlying options granted to executive officers and Directors, which become exercisable over time after such period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONAL HISTORY WITH IMS HEALTH AND ITS AFFILIATES

      From November 30, 1996 through June 30, 1998, we were a subsidiary of Cognizant Corporation. In June 1998, Cognizant Corporation spun off (the
"Spin-Off") from IMS Health. IMS Health consisted of all of Cognizant Corporation's businesses other than the business conducted by Nielsen Media Research. Therefore, all of our shares held by Cognizant Corporation immediately prior to the Spin-Off were subsequently held by IMS Health. At December 31, 2002, IMS Health owned 55.3% of our outstanding stock (representing all of our Class B common stock) and held 92.5% of the combined voting power of our common stock.

      On January 30, 2003, we filed a tender offer in which IMS Health stockholders could exchange IMS Health shares held by them for our Class B common stock held by IMS Health.

      On February 13, 2003 (the "Split-Off Date"), IMS Health distributed all of our Class B Common Stock that IMS Health owned (a total of 33,872,700 shares) in an exchange offer to its stockholders (the "Exchange Offer"). IMS Health distributed 0.927 shares of our Class B common stock to its stockholders for every one share of IMS Health's common stock tendered. There was no impact on the number of our total shares outstanding upon the completion of the Exchange Offer. Accordingly, as of February 13, 2003, IMS Health is no longer a related party since it no longer owns any equity interest or holds any of our voting power.

      In connection with the Exchange Offer, we were obligated to pay the costs associated with the Exchange Offer under the provisions of an Intercompany Agreement, dated May 15, 1998. Pursuant to the terms of such agreement, we agreed we would pay IMS Health's costs (other than underwriting discounts, commissions and certain other specified costs) necessary to facilitate a sale or spin-off of IMS Health's ownership interest in Cognizant. During 2003, we incurred direct and incremental costs of approximately $2,000,000 resulting from external costs contractually incurred related to the Exchange Offer.

TRANSACTIONS WITH IMS HEALTH

      In connection with the Exchange Offer, we amended and entered into certain agreements with IMS Health which are summarized below.

      Master Services Agreement. Pursuant to an amended and restated Master Services Agreement, we continue to provide software development and maintenance services to IMS Health and its subsidiaries on terms that are comparable to unrelated third parties. During the period January 1, 2003 through the Split-Off Date, such services resulted in related-party revenue to us in the amount of $2.6 million. The Master Services Agreement provides that any work order issued thereunder may be terminated by IMS Health with or without cause on 30 days' prior written notice.

      Intercompany Services Agreement. Pursuant to the Intercompany Services Agreement, IMS Health provides us with certain administrative services, including payables processing and certain other administrative services. Total costs in connection with such administrative services provided by IMS Health during the period January 1, 2003 through the Split-Off Date were approximately $28,000.

      Distribution Agreement. We also entered into a Distribution Agreement, dated January 7, 2003, with IMS Health (the "Distribution Agreement"), the terms of which were approved by a special committee of our Board of Directors, which was comprised of our independent directors. The Distribution Agreement sets forth certain rights and obligations of IMS Health and us in respect of the Exchange Offer in addition to those provided in the Intercompany Services Agreement. The material terms of the Distribution Agreement include:

      o indemnification provisions in respect of the respective disclosure in the Exchange Offer documents, the conduct of the Exchange Offer and any failure to perform under the terms of the Distribution Agreement;

      o the agreement of us to undertake to be jointly and severally liable to certain of IMS Health's prior affiliates for liabilities arising out of or in connection with IMS Health's business and our businesses and other successors to the businesses of Cognizant Corporation in accordance with the terms of the Distribution
            Agreement, dated as of October 28, 1996, among Cognizant Corporation, which has been renamed Nielsen Media Research, Inc., The Dun & Bradstreet Corporation, which has been renamed the R.H. Donnelly Corporation and ACNielsen Corporation and related agreements. However, subject to the general allocation of liabilities arising from the respective businesses of IMS Health and us, IMS Health has agreed to indemnify and reimburse us for liabilities incurred with respect to these undertakings;

      o the continuation of certain commercial relationships between the companies for a period of at least three years; and

      o     provisions   governing  the   administration  of  certain  insurance
            programs and procedures for making claims.

      The Distribution Agreement also provided that we and IMS Health will comply with, and not take any action during the relevant time period that is inconsistent with, the representations made to and relied upon by McDermott, Will & Emery in connection with rendering its opinion regarding the U.S. federal income tax consequences of the Exchange Offer. In addition, pursuant to the Distribution Agreement, we indemnify IMS Health for any tax liability to which they may be subject as a result of the Exchange Offer but only to the extent that such tax liability resulted solely from a breach in the representations we made to and were relied upon by McDermott, Will & Emery in connection with rendering its opinion regarding the U.S. federal income tax consequences of the Exchange Offer.

      During 2003, we provided services to the Trizetto Group, Inc. ("Trizetto") pursuant to a strategic relationship that includes helping Trizetto's healthcare customers integrate Trizetto's products with their existing information systems and, within Trizetto, supporting further development of these software applications. As of the Split-Off Date, IMS Health owned approximately 26.4% of the outstanding common stock of Trizetto. From January 1, 2003 through the Split-Off Date, we recorded revenues from Trizetto of approximately $831,000. In addition, from January 1, 2003 through the Split-Off Date, we recorded expenses related to Trizetto commissions of approximately $9,000. David M. Thomas, a member of our Board of Directors through the Split-Off Date, is also a member of the Board of Directors of Trizetto.

      Certain of our employees, including Mr. Mahadeva and Mr. Coburn, participated in IMS Health's defined benefit pension plans. The plans are cash balance pension plans under which six percent of creditable compensation plus interest is credited to the employee's retirement account on a monthly basis. The cash balance earns monthly investment credits based on the 30-year Treasury bond yield. At the time of retirement, the vested employee's account balance is actuarially converted into an annuity. Our cost for these plans is included in the allocation of expense from IMS Health for employee benefits plans.

TRANSACTIONS WITH OTHER AFFILIATES

      In August 1995, we loaned $57,200 to Mr. Chandrasekaran for the purchase of a residence. The loan was secured by the residence and bore interest at the rate of two percent per annum. Principal and interest on the loan were payable over a ten-year period. Mr. Chandrasekaran repaid the loan in full in July 2003.

      On December 19, 2003, our founder, Chairman and Chief Executive Officer, Wijeyaraj (Kumar) Mahadeva, retired as a director and officer of Cognizant. In connection with Mr. Mahadeva's retirement, on December 19, 2003, we entered into an agreement and general release of all claims with Mr. Mahadeva.

         PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

      Our Restated Certificate of Incorporation (the "Certificate") presently provides that we are authorized to issue two classes of common stock and one class of preferred stock consisting of 100,000,000 shares of Class A Common Stock, $0.01 par value per share, 25,000,000 shares of Class B Common Stock, $0.01 par value per share, and 15,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock"). In April 2004, our Board of Directors authorized an amendment to the Certificate, subject to stockholder approval, to
(i) increase the authorized number of shares of Class A Common Stock to 325,000,000 shares, and (ii) eliminate the authorization of Class B Common Stock and delete all references thereto. The stockholders are being asked to approve such amendment to the Certificate. The proposed increase in the authorized number of shares will permit a proposed two-for-one stock split of our capital stock. In April 2004, our Board of Directors declared a two-for-one stock split on our Class A Common Stock in the form of a stock dividend, subject to stockholder approval of this proposal to increase the authorized shares of Class A Common Stock. In addition, the remaining shares would give the Board the authority to issue additional shares of Class A Common Stock without requiring future stockholder approval of such issuances except as may be required by applicable law. A copy of the proposed amendment to the Certificate is attached hereto as Appendix B.

     We currently have authorized 100,000,000 shares of Class A Common Stock. As of April 12, 2004, 64,695,461 shares of Class A Common Stock were issued and outstanding; 12,460,269 shares were reserved for future grant or for issuance upon the exercise of outstanding options under the Incentive Plan; 723,558 shares were reserved for future grant or for issuance upon the exercise of outstanding options under the Key Employees Stock Option Plan; and 96,000 shares were reserved for future grant or for issuance upon the exercise of outstanding options under the Non-Employee Directors' Stock Option Plan. Accordingly, as of April 12, 2004, and without giving effect to the proposed adoption of the amendment to the 1999 Incentive Compensation Plan and adoption of our 2004 Employee Stock Purchase Plan described in this Proxy Statement, we had only 22,024,712 shares of authorized but unreserved and unissued Class A Common Stock.

      The principal purpose of the proposed amendment to the Certificate relating to the authorization of additional shares of Class A Common Stock is to effect the proposed stock split and to ensure that a sufficient number of shares of Class A Common Stock will be available in the event the Board of Directors determines that is it necessary or appropriate to issue additional shares of Class A Common Stock, including, for example, to raise additional capital through the sale of securities, to grant options or other stock incentives to our employees, to acquire another company or its business or assets, to seek to establish a strategic relationship with a corporate partner or to permit a future stock dividend or stock split. Except for the proposed stock split and our commitment under our existing and proposed equity compensation plans, our Board of Directors has no other present agreement or arrangement to issue any additional shares. If the amendment is approved by the stockholders, our Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Class A Common Stock, except as may be required by applicable law.

      The principal purpose of proposed amendment to the Certificate relating to the elimination of the authorization of our Class B Common Stock and deletion of all references to Class B Common Stock in the Certificate is to remove the super-voting provisions of the Class B Common Stock. The Class B Common Stock originally was authorized as a result of our historical relationship with IMS Health. We do not have any intention of issuing any shares of our Class B Common Stock.

      The increase in the authorized number of shares of Class A Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of Cognizant without further action by our stockholders. Shares of authorized and unissued Class A Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of us more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Class A Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of Cognizant. The holders of Class A Common Stock have no preemptive rights.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION.

           PROPOSED AMENDMENT TO THE 1999 INCENTIVE COMPENSATION PLAN

      The Incentive Plan was adopted by Board of Directors on April 13, 1999 and approved by our stockholders on May 25, 1999. Currently, there are 18,000,000 shares of Class A Common Stock reserved for issuance upon the exercise of stock options or other awards granted under the Incentive Plan. A copy of the Incentive Plan, as amended, is attached hereto as Appendix C.

GENERAL

      The purpose of the Incentive Plan is to:

      - aid us in motivating certain employees, non-employee directors and independent contractors to put forth maximum efforts toward our growth, profitability and success; and

      - provide incentives which will attract and retain highly qualified individuals as employees and non-employee directors and to assist in aligning the interests of such employees and non-employee directors with those of our stockholders.

      Pursuant to the Incentive Plan, all of our employees, all of our non-employee directors and all of our independent contractors are eligible to receive awards that may be stock-based or payable in cash. Subject to adjustment, for among other things, a merger, consolidation, reorganization, stock split, or other change in capital structure, an individual is limited to a maximum of 4,500,000 shares during the life of the Incentive Plan. Additionally, the maximum dollar amount paid in cash to any individual during the life of the Incentive Plan is $10,000,000. The Incentive Plan terminates on April 13, 2009, unless sooner terminated by the Board of Directors. The Board may amend the Incentive Plan, except that no such action can adversely affect awards previously granted. Without stockholder approval, the Board may not:

      - increase the total amount of the Class A Common Stock allocated to the Incentive Plan (except for permitted capital adjustments);

      - increase the maximum amount of the Class A Common Stock with respect to all awards measured in Class A Common Stock that may be granted to any individual under the Incentive Plan;

      - increase the maximum dollar amount that may be paid with respect to all awards measured in cash; or

      -     modify the requirements as to eligibility for awards.

      Additionally, stockholder approval is necessary if an amendment (1) is required by the stock exchange or national market system on which the Class A Common Stock is listed or (2) will disqualify any incentive stock option granted under the Incentive Plan. If stockholder approval of this proposal to amend the Incentive Plan is obtained, further stockholder approval will be necessary if any future amendment is considered material in the reasonable judgment of the Compensation Committee.

      The Incentive Plan is administered by the Compensation Committee. Subject to the provisions of the Incentive Plan, the Compensation Committee has the authority, among other things, to do the following:

      -     determine eligibility for participation;

      -     determine eligibility for and the type and size of awards;

      - issue administrative guidelines and make rules as an aid to administer the Incentive Plan;

      -     grant waivers of terms,  conditions,  restrictions  and limitations;
            and

      -     accelerate the vesting of any award.

TYPES OF AWARDS

      Several types of awards are provided for by the Incentive Plan. The awards may be measured in stock or in cash. An award may be designated as a stock option, stock appreciation right, stock award, stock unit, performance share, performance unit or cash.

      Stock Options. The Incentive Plan provides for the granting of options intended to qualify as incentive stock options, or ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Incentive Plan also provides for the granting of non-qualified stock options, or NQSOs. ISOs or NQSOs may be granted to employees, while only NQSOs may be granted to non-employee directors and independent contractors. ISOs granted under the Incentive Plan may not be granted at an exercise price less than fair market value of the underlying shares on the date of grant. NQSOs granted under the Incentive Plan may not be granted at an exercise price less than fair market value of the underlying shares on the date of grant unless the Compensation Committee determines otherwise on the date of grant. If stockholder approval of this proposal to amend the Incentive Plan is obtained, NQSOs may no longer be granted at an exercise price less than fair market of the underlying shares on the date of grant. Unless the Compensation Committee specifies otherwise, options granted under the Incentive Plan become exercisable to the extent of 25% of the grant on each of the first, second, third and fourth anniversary of the grant. Under the Incentive Plan, ISOs and NQSOs expire 10 years after the grant.

      Stock Appreciation Rights. Stock appreciation rights ("SARs") entitle their recipients to receive payments in cash, Class A Common Stock or a combination as determined by the Compensation Committee. Any such payments will represent the appreciation in the market value of a specified number of shares from the date of grant until the date of exercise. Such appreciation will be measured by the excess of the fair market value on the exercise date over the fair market value of the Class A Common Stock, or other valuation (which shall be no less than the fair market value of the Class A Common Stock) on the effective date of grant of SARs or the grant of an award which the SAR replaced.

      Stock Awards. A stock award consists of shares of Class A Common Stock, subject to such terms and conditions as determined by the Compensation
Committee. A grantee of a stock award has all of the rights of a holder of shares of Class A Common Stock unless otherwise determined by the Compensation Committee on the date of grant.

      Stock Units. A stock unit is a hypothetical share of Class A Common Stock represented by a notional account established and maintained or caused to be established and maintained by us for a grantee of a stock unit. Stock units are subject to such terms and conditions as determined by the Compensation Committee. A stock unit shall provide for payment in shares of Class A Common Stock at such time as the award agreement shall specify. The Compensation Committee has the sole discretion to pay the stock unit in Class A Common Stock, cash or a combination.

      Performance Shares. A performance share consists of a share or shares of Class A Common Stock, subject to such terms and conditions as determined by the Compensation Committee. Such terms and conditions may include, among other things, a determination of performance goals which will determine the number and/or value of the performance shares that will be paid out or distributed. The Compensation Committee has the sole discretion to pay the performance share in Class A Common Stock, cash or a combination.

      Performance Unit. A performance unit is a hypothetical share or shares of Class A Common Stock represented by a notional account established and maintained or caused to be established and maintained by us for a grantee of a performance unit. Performance units are subject to such terms and conditions as determined by the Compensation Committee. Such terms and conditions may include, among other things, a determination of performance goal or goals which will determine the number and/or value of the performance units that will be accrued. The Compensation Committee has the sole discretion to pay the performance share in Class A Common Stock, cash or a combination.

      Cash Awards. The Compensation Committee may grant cash awards subject to such terms and conditions as it determines appropriate.

      Subject  to  certain  criteria,   Compensation   Committee  has  the  sole
discretion to designate awards as performance-based awards if it determines that such compensation might not be tax deductible by us under Section

162(m) of the Code. The Compensation Committee may use the following performance measures (either individually or in any combination) to set performance goals with respect to awards intended to qualify as performance-based awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Class A Common Stock or any of our other publicly-traded securities; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs. The material terms of performance goals must be approved by our stockholders. Additionally, the material terms of performance goals must be disclosed and reapproved by our stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which our stockholders previously approved such performance goals.

      In the event a grantee's employment is terminated due to death or disability, all non-vested portions of awards are forfeited. All vested portions of stock options or SARs remain exercisable during the shorter of the remaining stated term of the stock option or SAR or twelve months following the date of death or disability. If a grantee's employment is terminated for cause, as defined in the Incentive Plan, all awards, whether vested or non-vested, are forfeited. If a grantee's employment is terminated any other reason other than for cause or due to death or disability, all non-vested portions of awards are forfeited and all vested portions of stock options or SARs remain exercisable during the shorter of the remaining stated term of the award or 90 days following the date of termination. Notwithstanding the above, the Compensation Committee may, in its discretion, provide that:

      - the vesting of any or all non-vested portions of stock options or SARs held by a grantee on the date of his or her death or termination shall be accelerated and remain exercisable for the term of the stock option or SAR;

      - any or all vested portions of non-qualified stock options or SARs held by a grantee on the date of his or her death or termination shall remain exercisable until a date that occurs on or prior to the date the stock option or SAR is scheduled to expire; and/or

      - any or all non-vested portions of stock awards, stock units, performance shares, performance units and/or cash awards held by a grantee on the date of his or her death or termination shall become vested on a date that occurs on or prior to the date the award is scheduled to vest.

      Generally, all awards under the Incentive Plan are nontransferable except by will or in accordance with the laws of descent and distribution. Stock options and SARs are exercisable only by the grantee during his or her lifetime. The Compensation Committee, in its discretion, may permit the transferability of a stock option (other than an ISO) by a grantee to members of his or her immediate family or trusts or other similar entities for the benefit of such person.

CHANGE IN CONTROL

      Upon the occurrence of a change in control of Cognizant, as defined in the Incentive Plan, with certain exceptions, the Compensation Committee has the discretion to, among other things, accelerate the vesting and payout of outstanding awards or provide that an award be assumed by the entity which acquires control of us or be substituted by a similar award under such entity's compensation plan.

AMENDMENTS TO THE INCENTIVE PLAN

      If stockholder approval of this proposal to amend the Incentive Plan is obtained, (i) the maximum number of shares of Class A Common Stock of Cognizant reserved for issuance under the Incentive Plan will increase from 18,000,000 to 19,000,000 shares and we will reserve an additional 1,000,000 shares of Class A Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under the Incentive Plan, (ii) the Compensation Committee may not, without the consent of our stockholders, reprice any outstanding award granted under the Incentive Plan, (iii) subject to certain exceptions, any award granted under the Incentive Plan other than a stock option that is not subject to performance criteria, must vest over a period of at least three years in equal installments over such three year period, (iv) subject to certain exceptions, any award granted under the Incentive Plan, other than a stock option that is subject to performance criteria, must vest over a period of at least 12 months in equal installments, and (v) all amendments to the Incentive Plan considered material in the reasonable judgment of the Compensation Committee shall be subject to stockholder approval.

FEDERAL TAX ASPECTS OF THE INCENTIVE PLAN

      We believe that, under the present law, the following are the federal tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option or SAR will create no tax consequences for an optionee or us. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and we will receive no deduction when an ISO is exercised. Upon exercising an option other than an ISO, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise; we will be entitled to a deduction for the same amount. The treatment of an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to us in connection with a disposition of shares acquired under an option except that we may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

      With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received; we will be entitled to a deduction for the same amount. With respect to awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; we will be entitled to a deduction for the same amount. Different tax rules may apply with respect to participants who are subject to
Section 16 of the Exchange Act.

PREVIOUSLY GRANTED OPTIONS UNDER THE INCENTIVE PLAN

     As of April 12, 2004, options to purchase 16,700,497 shares of Class A Common Stock have been granted (net of forfeitures which are added back to the shares available for issuance under the Incentive Plan) under the Incentive Plan. The weighted average exercise price of such options is $14.08 per share.

      The following table sets forth certain information as of April 12, 2004 with respect to options granted (net of forfeitures) under the Incentive Plan since inception to (i) the Named Executives; (ii) all current executive officers as a group; (iii) each nominee for election as a Director; (iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                           Options Granted
                                          through April 12,    Weighted Average
Name                                           2004(1)        Exercise Price(1)
----                                      -----------------   -----------------

Wijeyaraj (Kumar) Mahadeva...............     2,348,250              $ 7.39
Lakshmi Narayanan........................       742,500              $11.36
Francisco D'Souza........................       638,250              $11.67
Gordon Coburn............................       598,500              $10.96
Ramakrishnan Chandrasekaran..............       173,000              $15.88
Robert W. Howe...........................        55,000              $14.91
John Klein...............................        55,000              $14.91
Venetia Kontogouris......................       121,000              $19.67
Robert E. Weissman ......................        70,000              $15.04
Thomas Wendel............................        70,000              $15.04

                                           Options Granted
                                          through April 12,    Weighted Average
Name                                           2004(1)        Exercise Price(1)
----                                      -----------------   -----------------

All current executive officers as a
  group (4 persons)......................     2,152,250              $11.70
All  current Directors who are not
  executive officers as a group (5
  persons)...............................       371,000              $16.51
All  employees,  including  all current
  officers who are not executive
  officers as a group (1,842 persons)....    13,946,247              $14.79

(1) Such numbers reflect the three-for-one stock split that occurred on April 1, 2003.

      As of April 12, 2004, the market value of the Class A Common Stock underlying the Incentive Plan was $46.95 per share.

PROPOSED AMENDMENT TO THE 1999 INCENTIVE COMPENSATION PLAN

      Stockholders are being asked to consider and vote upon a proposed amendment to the Incentive Plan to (i) increase the maximum number of shares of Class A Common Stock of the Corporation reserved for issuance from 18,000,000 to 19,000,000 shares and to reserve an additional 1,000,000 shares of Class A Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under the Incentive Plan, (ii) provide that repricing of stock options may not occur without stockholder approval, (iii) provide for minimum restriction periods for stock based awards, other than stock options,
(iv) provide that stock options may not be granted below fair market value,  and
(v) provide that all material amendments to the Incentive Plan shall be subject to stockholder approval.

      The Board of Directors believes that the amendment provides an important inducement to recruit and retain the best available personnel and will assist in aligning the interests of such personnel with our stockholders' interests.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE FOREGOING AMENDMENT TO THE INCENTIVE PLAN.

             PROPOSED APPROVAL OF 2004 EMPLOYEE STOCK PURCHASE PLAN

      Our Board of Directors has adopted, and is submitting to stockholders for approval, our 2004 Employee Stock Purchase Plan (the "2004 Employee Stock Purchase Plan"). A copy of our 2004 Employee Stock Purchase Plan is attached hereto as Appendix D.

      Our 1999 Employee Stock Purchase Plan (the "1999 ESPP") expired pursuant to its terms on December 31, 2003. An aggregate of 2,400,000 shares of Class A Common Stock were authorized under the 1999 ESPP of which 371,751 shares of Class A Common Stock were issued and 2,028,249 shares of Class A Common Stock remained available for issuance under the 1999 ESPP at the time of expiration. In April 2004, our Board of Directors deemed it advisable and in our best interests to provide our eligible employees with opportunities to purchase shares of our Class A Common Stock pursuant to our 2004 Employee Stock Purchase Plan, such plan to consist of 1,500,000 shares of Class A Common Stock available for issuance.

      The purpose of the 2004 Employee Stock Purchase Plan is to provide a further incentive for employees to promote our best interests and to encourage stock ownership by employees in order to participate in our potential economic progress. A total of 1,500,000 shares will be made available for issuance and purchase pursuant to the 2004 Employee Stock Purchase Plan. If our 2004 Employee Stock Purchase Plan is approved, U.S. employees will be eligible to participate in such plan effective as of April 1, 2004. If our 2004 Employee Stock Purchase Plan is not approved, no Class A Common Stock shall be purchased under the 2004 Employee Stock Purchase Plan and the balance of each Participant's Account (as defined below) shall be promptly returned to the Participant.

      Our 2004 Employee Stock Purchase Plan is intended to form part of our overall compensation structure, in conjunction with our stock option plans, to provide an additional source for our employees to share in our prospects for equity growth. Our Board of Directors believes that a broad-based plan, such as the 2004 Employee Stock Purchase Plan, serves as an important element in promoting equity ownership among employees generally. At April 12, 2004, we had approximately 10,518 full-time employees.

      In general, our 2004 Employee Stock Purchase Plan provides for eligible employees to designate in advance of specified purchase periods (which will be quarterly, unless otherwise elected by the Board) a percentage of compensation (up to 15%) to be withheld from their pay and applied toward the purchase of such number of whole shares of Class A Common Stock as can be purchased at a price of 90% of the lesser of (a) the fair market value of a share of Class A Common Stock on the first day of the Purchase Period; or (b) the fair market value of a share of Class A Common Stock on the Exercise Date (as hereinafter defined) of such Purchase Period. No employee can purchase more than $25,000 worth of stock annually, and no stock can be purchased by any person which would result in the purchaser owning five percent or more of our total combined voting power or value of all classes of our stock.

      The 2004 Employee Stock Purchase Plan is intended to satisfy the requirements of Section 423(b) of the Code which requires that it be approved by stockholders within one year of the earlier of its adoption by the Board of Directors or the 2004 Employee Stock Purchase Plan's effective date. The 2004 Employee Stock Purchase Plan was adopted by the Board of Directors on April 8, 2004. In addition, the 2004 Employee Stock Purchase Plan is intended to comply with certain requirements of Rule 16b-3 under the Exchange Act. Messrs. Howe, Klein and Weissman serve on the committee which administers the 2004 Employee Stock Purchase Plan.

      The term of the 2004 Employee Stock Purchase Plan will continue in effect until all shares reserved for issuance have been granted to participants, unless terminated earlier by our Board of Directors. Our Board of Directors generally has the right to amend or terminate the 2004 Employee Stock Purchase Plan without the consent of participants or stockholders, subject to certain exceptions.

      Each U.S. employee (except short-term, part-time, or seasonal employees) is eligible to participate in the 2004 Employee Stock Purchase Plan (an "Eligible Employee"), provided he or she is not, as of the day preceding the first day of the Purchase Period (as defined below), deemed, for purposes of
Section 423(b)(3) of the Code, to own stock possessing 5% or more of our total combined voting power or value of all classes of our stock.

      The purchase price per share of the Class A Common Stock sold under the 2004 Employee Stock Purchase Plan for any Purchase Period will be equal to the lesser of (a) 90% of the "fair market value" of a shares of Class A Common Stock on the first day of such Purchase Period, or (b) 90% of the "fair market value" of a share of Class A

Common Stock on the last day of such Purchase Period (the "Exercise Date"). The fair market value will be deemed to be the average of the last bid and asked prices of the Class A Common Stock reported by NASDAQ, or as the case may be, the last reported sales price of the Class A Common Stock on such date as reported by the NASDAQ National Market or the principal national securities exchange on which such stock is listed and traded, or in each such case where there is no trading on such date, on the first previous date on which there is such trading.

      Under the 2004 Employee Stock Purchase Plan, a separate option to purchase shares of Class A Common Stock will be granted to each Eligible Employee as of the first day of each "Purchase Period." The option grant applies automatically to all Eligible Employees, but to participate in the 2004 Employee Stock Purchase Plan, further action is required as explained below. A Purchase Period will be a period of three months or such other period elected by our Board of Directors, during which time payroll deductions will be made to fund the purchase of shares subject to option. If this proposal is approved by our stockholders, for 2004, the Purchase Periods shall be quarterly commencing on April 1, 2004 and ending on December 31, 2004. The maximum number of shares an Eligible Employee is eligible to purchase for any Purchase Period of one calendar year is $25,000 valued on the first day of the relevant Purchase
Periods. If, as of the first day of each such Purchase Period, an Eligible Employee would be deemed for purposes of Section 423(b)(3) of the Code to own our stock (including any number of shares which such person is entitled to purchase under the 2004 Employee Stock Purchase Plan) possessing 5% or more of our total combined voting power or value of all classes of our stock, the maximum number of shares such person will be entitled to purchase pursuant to the 2004 Employee Stock Purchase Plan will be reduced. Options granted to Eligible Employees who fail to authorize payroll deductions will automatically lapse.

      In order to purchase shares pursuant to an option, an Eligible Employee must sign a Stock Purchase Agreement and properly return it as instructed or electronically enroll in the plan in advance of the first day of each Purchase Period. By doing so, the employee becomes a Participant in the 2004 Employee Stock Purchase Plan. Under the Stock Purchase Agreement, each Eligible Employee who elects to participate in the 2004 Employee Stock Purchase Plan must authorize contributions to the 2004 Employee Stock Purchase Plan through regular payroll deductions, effective as of the first day of the relevant Purchase Period. A Participant may authorize payroll deductions from his or her cash W-2 compensation, as defined in the 2004 Employee Stock Purchase Plan ("Compensation"), for each payroll period, of a specified percentage of such compensation, not less than 1% and not more than 15%, in multiples of 1%. The amount of payroll deduction must be established at the beginning of a Purchase Period and may not be altered, except for complete discontinuance. The payroll deduction authorized by a Participant will be credited to an individual account maintained for the Participant under the 2004 Employee Stock Purchase Plan (an "Account").

      For any particular Purchase Period, the committee administering the 2004 Employee Stock Purchase Plan may elect, in advance, a "Trust Administration Option" whereby the amounts of payroll deductions taken for Participants will be deposited regularly in a trust established by us with an institutional trustee for the benefit of Participants. Unless withdrawn earlier, the funds held for the respective Participants (together with applicable earnings) will be applied by the trustee on the Exercise Date to purchase shares of Class A Common Stock for each such Participant in accordance with the 2004 Employee Stock Purchase Plan. We will pay all the expenses of trust establishment and administration, but will not have a lien over, reversionary interest in, the trust assets. Withdrawals by Participants during a Purchase Period while the Trust Administration Option is in effect will entitle the withdrawing Participants to their respective shares of earnings by the trust on their accumulated payroll deductions.

      Shares of Class A Common Stock acquired pursuant to the exercise of options under the 2004 Employee Stock Purchase Plan and funded pursuant to payroll deductions as provided in the Stock Purchase Agreement are to be offered and sold to Eligible Employees solely pursuant to an effective Registration Statement filed under the Securities Act of 1933, as amended.

      If there is credited to the Account of a Participant as of any Exercise Date an amount at least equal to the purchase price determined under the 2004 Employee Stock Purchase Plan of one share of Class A Common Stock for the current Purchase Period, the Participant will purchase, and the we will sell, at such price the largest number of whole shares of Class A Common Stock which can be purchased with the amount credited to his or her Account. In no event will fractional shares be issued. Any balance remaining in a Participant's Account at the end of a Purchase Period (not in excess of the purchase price of one share of Class A Common Stock) will be carried forward into a Participant's Account for the following Purchase Period.

      No Participant may, in any calendar year, purchase such number of shares under the 2004 Employee Stock Purchase Plan which, when aggregated with all other shares of our stock which he or she may be entitled to purchase under any other of our employee stock purchase plans which meets the requirements of
Section 423(b) of the Code, exceeds $25,000 in fair market value. Since the exclusive method for purchasing shares under the 2004 Employee Stock Purchase Plan is through payroll deductions whose maximum limit is 15% of Compensation, the 15% limitation will be the effective limit on purchases of stock under the 2004 Employee Stock Purchase Plan for substantially all employees.

      If, as of the Exercise Date in any Purchase Period, the aggregate funds available for the purchase of shares of Class A Common Stock would result in a purchase of shares in excess of the maximum number of shares then available for purchase under the 2004 Employee Stock Purchase Plan, the number of shares which would otherwise be purchased by each Participant on the Exercise Date will be reduced by a factor relative to the payroll deduction accumulation for each Participant.

FEDERAL INCOME TAX CONSEQUENCES

      The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the 2004 Employee Stock Purchase Plan and with respect to the sale of common stock acquired under the 2004 Employee Stock Purchase Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

TAX CONSEQUENCES TO PARTICIPANTS

      A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of a Purchase Period.

      A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the plan. The amount of each type of income and loss will depend on when the participant sells the stock.

      If the participant sells the stock more than two years after the commencement of the Purchase Period during which the stock was purchased and more than one year after the date that the participant purchased the stock, at a profit (the sales proceeds exceed the purchase price), then the participant will have compensation income equal to the lesser of:

      o     10% of the value of the stock on the day the offering commenced; and

      o     the participant's profit.

      Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

      If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

TAX CONSEQUENCES TO THE COMPANY

      There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF OUR 2004 EMPLOYEE STOCK PURCHASE PLAN.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Our Board of Directors has, subject to stockholder approval, retained PricewaterhouseCoopers LLP as our independent auditors of for the year ending December 31, 2004. PricewaterhouseCoopers LLP also served as our independent auditors for 2003. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

      One or more representatives of PricewaterhouseCoopers LLP is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

                             STOCKHOLDERS' PROPOSALS

      Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 500 Glenpointe Centre West, Teaneck, New Jersey 07666, in writing not later than December 27, 2004.

      Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than March 11, 2005.

      If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares that they represent as our Board may recommend.

      We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 500 Glenpointe Centre West, Teaneck, New Jersey 07666
(201) 801-0233. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

                                  OTHER MATTERS

      Our Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

      The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

      In addition to the use of mail, proxies may be solicited by personal interview, telephone and telegram by our Directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

      Certain information contained in this Proxy Statement relating to the occupations and security holdings of our Directors and officers is based upon information received from the individual Directors and officers.

      COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 13, 2004, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                          By Order of the Board of Directors



                                          Gordon Coburn,
                                          Secretary
Teaneck, New Jersey
April [   ], 2004

                        ANNUAL MEETING OF STOCKHOLDERS OF

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

                              CLASS A COMMON STOCK

                                  May 26, 2004

                Please date, sign and mail your proxy card in the
                     envelope provided as soon as possible.

                Please detach and mail in the envelope provided.



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. |X|

1.    ELECTION OF DIRECTORS
                                                                       Nominees:
      | |   For All Nominees                                           | |   Lakshmi Narayanan
      | |   Withhold Authority for All Nominees                        | |   John E. Klein
      | |   For All Except (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark "FOR ALL EXCEPT" and fill in the circle next to each
nominee you wish to withhold, as shown here: | |

2.    TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO (I) INCREASE        FOR      AGAINST      ABSTAIN
      THE NUMBER OF AUTHORIZED SHARES OF OUR CLASS A COMMON STOCK FROM          | |      | |          | |
      100,000,000 SHARES TO 325,000,000 SHARES AND (II) ELIMINATE THE
      AUTHORIZATION OF OUR CLASS B COMMON STOCK.

3.    TO AMEND OUR 1999 INCENTIVE COMPENSATION PLAN, AS AMENDED (THE            FOR      AGAINST      ABSTAIN
      "INCENTIVE PLAN"), TO (I) INCREASE THE MAXIMUM NUMBER OF SHARES OF        | |      | |          | |
      CLASS A COMMON STOCK  RESERVED FOR ISSUANCE FROM  18,000,000 TO
      19,000,000  SHARES AND TO RESERVE AN ADDITIONAL  1,000,000 SHARES OF
      CLASS A COMMON STOCK FOR ISSUANCE  UPON THE EXERCISE OF STOCK  OPTIONS
      OR FOR THE ISSUANCE OF OTHER AWARDS  GRANTED UNDER THE INCENTIVE PLAN,
      (II) PROVIDE THAT REPRICING OF STOCK OPTIONS MAY NOT OCCUR WITHOUT
      STOCKHOLDER  APPROVAL,  (III) PROVIDE FOR MINIMUM RESTRICTION PERIODS
      FOR STOCK BASED AWARDS,  OTHER THAN STOCK OPTIONS, (IV) PROVIDE THAT
      STOCK  OPTIONS MAY NOT BE GRANTED  BELOW FAIR MARKET VALUE AND
      (V) PROVIDE THAT ALL MATERIAL AMENDMENTS TO THE INCENTIVE
      PLAN SHALL BE SUBJECT TO STOCKHOLDER APPROVAL.

4.    TO ADOPT OUR 2004 EMPLOYEE STOCK PURCHASE PLAN.                           FOR      AGAINST      ABSTAIN
                                                                                | |      | |          | |

5.    TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS                FOR      AGAINST      ABSTAIN
      INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.               | |      | |          | |

6.    TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
      OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

Please check the box if you are planning to attend the Meeting in person. | |

TO CHANGE THE ADDRESS ON YOUR  ACCOUNT,  PLEASE CHECK THE BOX AT RIGHT AND INDICATE  YOUR NEW ADDRESS IN THE ADDRESS  SPACE ABOVE.
PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD. | |

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Class A Common Stockholder                    Date:
                                       --------------------     -------
Signature of Class A Common Stockholder                    Date:
                                       --------------------     -------
                                          IF HELD JOINTLY

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY,  EACH HOLDER SHOULD SIGN. WHEN
SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION,
PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP,  PLEASE SIGN IN
PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                                                      APPENDIX A

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

                             Audit Committee Charter

A.    PURPOSE

      The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

B.    STRUCTURE AND MEMBERSHIP

      1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

      2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the
            Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

      4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee Charter. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    AUTHORITY AND RESPONSIBILITIES

      General
      -------

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

      Oversight of Independent Auditors
      ---------------------------------

      1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

      2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

      3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

      4. Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

            -     critical accounting policies and practices;

            - alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

            - other material written communications between the independent auditor and Company management.

            In connection with its oversight role, the Audit Committee should also review with the independent auditors, from time to time as appropriate:

            (i) significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of the Company's financial statements;

            (ii) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise);

            (iii) any  "management"  or "internal  control"  letter  issued,  or proposed to be issued, by the audit firm to the Company;

            (iv)  accounting for unusual transactions;

            (v) adjustments arising from audits that could have a significant impact on the Company's financial reporting process; and

            (vi)  any  recent  SEC  comments  on  the   Company's  SEC  reports,
                  including in particular any unresolved or future-compliance comments.

      Audited Financial Statements
      ----------------------------

      6. Review and Discussion. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380) requires discussion.

      7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

      8. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

      Review of Other Financial Disclosures
      -------------------------------------

      9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

      Controls and Procedures
      -----------------------

      10. Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act. The Audit Committee shall periodically review the complaint procedures to confirm that they are effectively operating.

      11. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      12. Related-Party Transactions. The Audit Committee shall review all "related party transactions" (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      13. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    PROCEDURES AND ADMINISTRATION

      1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit
            Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company's internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

      2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

      3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

      4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

      7. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                                                      APPENDIX B

                            CERTIFICATE OF AMENDMENT

                                       TO

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

      The undersigned, for purposes of amending the Restated Certificate of Incorporation (the "Certificate") of Cognizant Technology Solutions Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

      FIRST:      The  name  of  the   Corporation  is  Cognizant   Technology
Solutions Corporation (the "Corporation").

      SECOND:     The  Certificate  was filed with the Office of the Secretary of State of the State of Delaware on February 7, 2003.

      THIRD:      That  Article  IV of the  Certificate  is hereby  amended to read, in its entirety, as follows:

      "A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 340,000,000 shares, consisting of
(i) 325,000,000 shares of Class A Common Stock, $0.01 par value per share ("Common Stock"), and (ii) 15,000,000 shares of Preferred Stock, $0.10 par value per share ("Preferred Stock").

      B. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the Common Stock of the Corporation, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the GCL or any corresponding provision hereinafter enacted.

      C. The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

      (1) COMMON STOCK.

      (a) General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

      (b) Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designation of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.

      (c) Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

      (d) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock. For the purposes of this paragraph (C)(1)(d), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

      The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the GCL or any corresponding provision hereinafter enacted.

      (2) PREFERRED STOCK.

      Subject to the limitations and in the manner provided by law, shares of the Preferred Stock may be issued from time to time in series, and the Board of Directors of the Corporation or a duly-authorized committee of the Board of Directors of the Corporation, in accordance with the laws of the State of Delaware, is hereby authorized to determine or alter the relative rights, powers (including voting powers), preferences, privileges and restrictions granted to or imposed upon Preferred Stock or any wholly unissued series of shares of Preferred Stock, and to increase or decrease (but not below the number of shares of any series of Preferred Stock then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall upon the taking of any action required by applicable law resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

      FOURTH: Except as expressly amended herein, all other provisions of the Certificate, including, but not limited to, the Certificate of Designations of the Series A Junior Participating Preferred Stock filed with the Office of the Secretary of State of the State of Delaware on March 6, 2003, shall remain in full force and effect.

      FIFTH: That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

                                * * * * * * *

      IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation this ____ day of May, 2004.

                                    By:
                                         -------------------------------
                                         Lakshmi Narayanan
                                         President and Chief Executive Officer

                                                                      APPENDIX C

                  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

        2004 Amendment to 1999 Incentive Compensation Plan, as amended

     WHEREAS, in April 2004, the Board of Directors of Cognizant Technology Solutions Corporation (the "Company") deemed it to be advisable and in the bests of the Company to further amend the Company's 1999 Incentive Compensation Plan, as amended (the "Incentive Plan") to (i) increase the number of shares of Class A Common Stock of the Corporation reserved for issuance thereunder from 18,000,000 to 19,000,000 shares (subject to adjustment as provided in the Incentive Plan), (ii) provide that repricing of stock options may not occur without stockholder approval, (iii) provide for minimum restriction periods for stock based awards, other than stock options, (iv) provide that stock options may not be granted below fair market value, and (v) provide that all material amendments to the Incentive Plan shall be subject to stockholder approval; and

      WHEREAS, capitalized terms used and not defined herein have the meanings set forth in the Incentive Plan.

      NOW, THEREFORE, BE IT RESOLVED, that the Incentive Plan be amended as follows:

      SECTION 5.1
      -----------

      Section 5.1 of the Incentive Plan, is hereby amended and replaced in its entirety by the following:

            "5.1 Available Shares. The aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 19,000,000 shares. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company's treasury, or both, at the discretion of the Company, and subject to any adjustments made in accordance with Section 5.2 below. Any shares of Common Stock underlying Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares shall again be available for grants of Awards under the Plan. Awards that are payable only in cash are not subject to this Section 5.1."

      SECTION 7.2
      -----------

      Section 7.2 of the Incentive Plan, is hereby amended and replaced in its entirety by the following:

            "7.2 Exercise Price. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that the exercise price of any ISO or Nonqualified Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant."

      SECTION 16.2
      ------------

      The final paragraph of Section 16.2 of the Incentive Plan is hereby amended and replaced in its entirety by the following:

            "In addition, the Plan shall not be amended without the approval of such amendment by the Company's stockholders if such amendment (i) is required under the rules and regulations of the stock exchange or national market system on which the Common Stock is listed, (ii) will disqualify any ISO granted hereunder, or (iii) is otherwise considered material in the reasonable judgment of the Committee."

      SECTION 17
      ----------

      The  following  sections  shall be inserted in Section 17 of the Incentive
Plan:

            "17.11 Prohibition on Repricing of Options. Notwithstanding anything in the Plan to the contrary, the Committee may not, without the consent of the Company's stockholders, reprice any outstanding Award; provided, however, that stock splits, stock dividends and similar events as set forth in Section 5.2 herein shall not be deemed to be a repricing hereunder.

            17.12 Minimum Restriction Periods. Except as set forth in Section 14 herein and notwithstanding any other provision set forth in the Plan to the contrary, (a) any Award other than a Stock Option, that is not subject to performance criteria shall Vest over a period of at least three years in equal installments over such three year period, and (b) any Award other than a Stock Option, that is subject to performance criteria shall Vest over a period of at least 12 months in equal installments."

      Except as expressly amended by this amendment, the provisions of the Incentive Plan shall remain in full force and effect unamended hereby.

                                          The foregoing  amendments were adopted
                                          by the Board of  Directors  on ______,
                                          2004 and approved by the  stockholders
                                          on ______, 2004.

      I hereby certify that the foregoing is a full, true and correct copy of the 2004 Amendment to the Incentive Plan, as in effect on the date hereof.

Dated:       , 2004
      ------                              ------------------------------
                                          Gordon Coburn
                                          Secretary

                                                                      APPENDIX D

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

                        2004 EMPLOYEE STOCK PURCHASE PLAN

                                 I. DEFINITIONS
                                 --------------

      ACCOUNT means the Employee Stock Purchase Plan Account established for a Participant under Section IX hereunder.

      BOARD OF DIRECTORS shall mean the Board of Directors of the Company.

      CODE shall mean the Internal Revenue Code of 1986, as amended.

      COMMITTEE shall mean the Compensation Committee appointed and acting in accordance with the terms of the Plan.

      COMMON STOCK shall mean shares of the Company's Class A Common Stock, par value $.01 per share, and any security into which such stock shall be converted or shall become by reason of changes in its nature such as by way of recapitalization, reclassification, changes in par value, merger, consolidation or similar transaction.

      COMPANY shall mean Cognizant Technology Solutions Corporation, a Delaware corporation. When used in the Plan with reference to employment, Company shall include Subsidiaries.

      COMPENSATION shall mean the total cash compensation paid to an Eligible Employee by the Company, as reportable on IRS Form W-2. Notwithstanding the foregoing, Compensation shall exclude severance pay, stay-on bonuses, long term bonuses, retirement income, change-in-control payments, contingent payments, income derived from stock options, stock appreciation rights and other equity-based compensation and other forms of special remuneration.

      EFFECTIVE DATE shall mean April 1, 2004.

      ELIGIBLE EMPLOYEES shall mean only those persons who, as of the first day of a Purchase Period, are Employees of the Company and who are not, as of the day preceding the first day of the Purchase Period, deemed for purposes of
Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

      EMPLOYEES shall mean all persons who are employed by the Company as common-law employees, excluding persons (i) whose customary employment is 20 hours or less per week, or (ii) whose customary employment is for not more than five months in a calendar year.

      EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

      EXERCISE DATE shall mean the last day of a Purchase Period.

      FAIR MARKET VALUE shall mean as of any date: (i) the average of the closing bid and asked prices on such date of the Common Stock as quoted by Nasdaq; or (ii), as the case may be, the last reported sales price of the Common Stock on such date as reported by the Nasdaq National Market or the principal national securities exchange on which such stock is listed and traded, or in each such case where there is no trading on such date, on the first previous date on which there is such trading.

      PARTICIPANT shall mean an Eligible Employee who elects to participate in the Plan under Section VII hereunder.

      PLAN shall mean the Cognizant Technology Solutions Corporation Employee Stock Purchase Plan, as set forth herein and as amended from time to time.

      PURCHASE PERIOD shall mean (a) for 2004, the purchase periods shall be quarterly commencing on the Effective Date and ending on December 31, 2004; and
(b) thereafter, purchase periods shall remain quarterly, unless modified by the Committee not less than 60 days in advance of the commencement of such modified period. A Purchase Period shall begin on the first business day of, and end on the last business day of, each such calendar period. The last Purchase Period under the Plan shall terminate on or before the date of termination of the Plan provided in Section XXIV.

      SUBSIDIARY shall mean any corporation which is a subsidiary of the Company within the meaning of Section 425(f) of the Code.

      TERMINATION OF SERVICE shall mean the earliest of the following events with respect to a Participant: his retirement, death, quit, discharge or permanent separation from service with the Company.

      The masculine gender includes the feminine, the singular number includes the plural and the plural number includes the singular unless the context otherwise requires.

                                   II. PURPOSE
                                   -----------

      It is the purpose of this Plan to provide a means whereby Eligible Employees may purchase Common Stock through payroll deductions. It is intended to provide a further incentive for Employees to promote the best interests of the Company and to encourage stock ownership by Employees in order to participate in the Company's economic progress.

      It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the Code.

                               III. ADMINISTRATION
                               -------------------

      The Plan shall be administered by the Compensation Committee of the Board of Directors. The Committee shall have authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. The Committee shall have all necessary authority to communicate, from time to time, with Eligible Employees and Participants for purposes of administering the Plan, and shall notify Eligible Employees promptly of its election of the term of each forthcoming Purchase Period, if other than a quarterly, and of its election to utilize the Trust Administration Option referred to in Section IX.

                                   IV. SHARES
                                   ----------

      There shall be 1,500,000 shares of Common Stock reserved for issuance to and purchase by Participants under the Plan, subject to adjustment in accordance with Section XXI hereof. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares of Common Stock involved in any unexercised portion of any terminated option may again be subject to options to purchase granted under the Plan.

                                V. PURCHASE PRICE
                                -----------------

      The purchase price per share of the shares of Common Stock sold to Participants under this Plan for any Purchase Period shall be the lesser of (a) 90% of the Fair Market Value of a share of Common Stock on the first day of such Purchase Period, or (b) 90% of the Fair Market Value of a share of Common Stock on the Exercise Date of such Purchase Period.

                     VI. GRANT OF OPTION TO PURCHASE SHARES
                     --------------------------------------

      Each Eligible Employee shall be granted an option effective on the first day of each Purchase Period to purchase a number of full shares of Common Stock (subject to adjustment as provided in Section XXI). No Eligible Employee shall be permitted to purchase shares under this Plan (or under any other "employee stock purchase plan" within the meaning of Section 423(b) of the Code, of the Company ) with an aggregate Fair Market Value (as determined as of the first day of the Purchase Period) in excess of $25,000 for any one calendar year within the meaning of Section 423(b)(8) of the Code. For a given Purchase Period, payroll deductions shall commence on the first day of the Purchase Period and shall end on the related Exercise Date, unless sooner altered or terminated as provided in the Plan.

      Anything herein to the contrary notwithstanding, if, as of the first day of a Purchase Period, any Eligible Employee entitled to purchase shares hereunder would be deemed for the purposes of Section 423(b)(3) of the Code to own stock (including any number of shares which such person would be entitled to purchase hereunder) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares which such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which when added to the number of shares of stock of the Company which such person is so deemed to own (excluding any number of shares which such person would be entitled to purchase hereunder), is one less than such 5%.

                          VII. ELECTION TO PARTICIPATE
                          ----------------------------

      An Eligible Employee may elect to become a Participant in this Plan by completing a "Stock Purchase Agreement" form or otherwise indicating an election via electronic enrollment prior to the first day of the Purchase Period. In the Stock Purchase Agreement, the Eligible Employee shall authorize regular payroll deductions from his Compensation subject to the limitations in Section VIII below. Options granted to Eligible Employees who fail to authorize payroll deductions will automatically lapse. If a Participant's payroll deductions allow him to purchase fewer than the maximum number of shares of Common Stock to which his option entitles him, the option with respect to the shares which he does not purchase will lapse as of the last day of the Purchase Period.

      The execution and delivery of the Stock Purchase Agreement as between the Participant and the Company shall be conditioned upon the compliance by the Company at such time with Federal (and any applicable state) securities laws.

                            VIII. PAYROLL DEDUCTIONS
                            ------------------------

      An  Eligible   Employee  may  authorize   payroll   deductions   from  his
Compensation for each payroll period of a specified percentage of such Compensation, not less than 1% and not more than 15%, in multiples of 1%.

      The amount of payroll deduction shall be established prior to the beginning of a Purchase Period and may not be altered, except for complete discontinuance under Section XI, XIII or XIV hereunder.

                     IX. EMPLOYEE STOCK PURCHASE ACCOUNT
                         AND TRUST ADMINISTRATION OPTION
                     -----------------------------------

      An Employee Stock Purchase Account will be established for each Participant in the Plan. Payroll deductions made under Section VIII will be credited to the individual Accounts. In the event the Committee determines with respect to any Purchase Period, not to utilize the "Trust Administration Option" set forth in the next paragraph, no interest or other earnings will be credited to a Participant's Account.

      With respect to any one or more Purchase Periods, the Committee may elect to utilize, in addition to the separate accounting for payroll deductions provided in the Plan, the option to administer the funding of the Accounts through a trust established pursuant to a trust agreement between the Company and an institution exercising fiduciary powers (the "Trust Administration Option") as hereinafter set forth in this paragraph. The Company shall provide for the funding of each Account on a regular basis during each Purchase Period reflecting payroll deductions of Participants and shall cause such sums to be deposited within 15 days following such deductions in a trust account at such institution and upon such terms as are established by the Committee. The trust account assets shall be invested in shares of a tax-exempt money-market registered investment company designated in the trust agreement, which designation shall not be changed during the Purchase Period. Assets deposited in the aforesaid trust account shall be commingled, but a separate accounting shall be kept for each Participant's interest therein. Each Participant shall be credited with his allocable share of the earnings of the trust account, which credits shall be reflected in each Participant's Account balance hereunder. At all times, the funds in such trust account shall be considered the property of the respective Participants, and no part of the trust account assets may at any time revert to, or be subject to any lien or claim of, the Company; provided, however, that such trust account assets may be used only for the purchase of shares as provided in Section X hereof or for withdrawal by or return to Participants (or their beneficiaries) as provided in Sections XI, XIII or XXIV hereof.

                              X. PURCHASE OF SHARES
                              ---------------------

      If, as of any Exercise Date, there is credited to the Account of a Participant an amount at least equal to the purchase price of one share of Common Stock for the current Purchase Period, as determined in Section V, the Participant shall buy and the Company shall sell at such price the largest number of whole shares of Common Stock which can be purchased with the amount in his Account.

      Any balance remaining in a Participant's Account at the end of a Purchase Period will be carried forward into the Participant's Account for the following Purchase Period. In no event will the balance carried forward be equal to or exceed the purchase price of one share of Common Stock as determined in Section V above. Notwithstanding the foregoing provisions of this paragraph, if as of any Exercise Date the provisions of Section XV are applicable to the Purchase Period ending on such Exercise Date, and the Committee reduces the number of shares which would otherwise be purchased by Participants on such Exercise Date, the entire balance remaining credited to the Account of each Participant after the purchase of the applicable number of shares of Common Stock on such Exercise Date shall be refunded to each such Participant. Except with respect to a Purchase Period for which the Trust Administration Option has been elected, no refund of an Account balance made pursuant to the Plan shall include any amount in respect of interest or other imputed earnings.

      Anything herein to the contrary notwithstanding, no Participant may, in any calendar year, purchase a number of shares of Common Stock under this Plan which, together with all other shares of stock of the Company and its Subsidiaries which he may be entitled to purchase in such year under all other employee stock purchase plans of the Company and its subsidiaries which meet the requirements of Section 423(b) of the Code, have an aggregate Fair Market Value (measured as of the first day of each applicable Purchase Period) in excess of $25,000. The limitation described in the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

                                 XI. WITHDRAWAL
                                 --------------

      A Participant may withdraw from the Plan at any time prior to the Exercise Date of a Purchase Period by filing a notice of withdrawal. Upon a Participant's withdrawal, the payroll deductions shall cease for the next payroll period and the entire amount credited to his Account shall be refunded to him. Any Participant who withdraws from the Plan may again become a Participant hereunder at the start of the next Purchase Period in accordance with Section VII.

                       XII. ISSUANCE OF STOCK CERTIFICATES
                       -----------------------------------

      The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date, none of the rights or privileges of a stockholder of the Company shall exist with respect to such shares. Stock certificates shall be registered either in the Participant's name or jointly in the names of the Participant and his spouse, as the Participant shall designate in his Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof. Certificates representing shares of purchased Common Stock shall be delivered promptly to the Participant following issuance.

                          XIII. TERMINATION OF SERVICE
                          ----------------------------

      (a) Upon a Participant's Termination of Service for any reason other than death or voluntary termination of employment on or after attaining age 55 ("Retirement"), no payroll deduction may be made from any Compensation due him as of the date of his Termination of Service and the entire balance credited to his Account shall be automatically refunded to him.

      (b) Upon a Participant's Retirement, no payroll deduction shall be made from any Compensation due him as of the date of his retirement. Such a Participant may, prior to Retirement, elect:

(1) to have the entire amount credited to his Account as of the date of his Retirement refunded to him, or

(2) to have the entire amount credited to his Account held therein and utilized to purchase shares on the Exercise Date as provided in Section X.

      (c) Upon the death of a Participant, no payroll deduction shall be made from any Compensation due him at time of death, and the entire balance in the deceased Participant's Account shall be paid to the Participant's designated beneficiary, or otherwise to his estate.

                  XIV. AUTHORIZED LEAVE OF ABSENCE, DISABILITY
                  --------------------------------------------

      Payroll deductions shall cease during a period of absence without pay from work due to a Participant's authorized leave of absence, disability or for any other reason. If such Participant shall return to active service prior to the Exercise Date for the current Purchase Period, payroll deductions shall be resumed in accordance with his prior authorization.

      If the Participant shall not return to active service prior to the Exercise Date for the current Purchase Period, the balance of his Stock Purchase Account will be used to purchase shares on the Exercise Date as provided in
Section X, unless the Participant elects to withdraw from the Plan in accordance with Section XI.

                 XV. PROCEDURE IF INSUFFICIENT SHARES AVAILABLE
                 ----------------------------------------------

      In the event that on any Exercise Date the aggregate funds available for the purchase of shares of Common Stock pursuant to Section X hereof would result in purchases of shares in excess of the number of shares of Common Stock then available for purchase under the Plan, the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant on the Exercise Date in order to eliminate such excess, and the provisions of the second paragraph of Section X shall apply.

                          XVI. RIGHTS NOT TRANSFERABLE
                          ----------------------------

      The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section XI hereof shall apply with respect to such Participant.

                     XVII. NO OBLIGATION TO EXERCISE OPTION
                     --------------------------------------

      Granting of an option under this Plan shall impose no obligation on an Eligible Employee to exercise such option.

                   XVIII. NO GUARANTEE OF CONTINUED EMPLOYMENT
                   -------------------------------------------

      Granting of an option under this Plan shall imply no right of continued employment with the Company for any Eligible Employee.

                                   XIX. NOTICE
                                   -----------

      Any notice which an Eligible Employee or Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to the Committee, c/o Chief Executive Officer at 500 Glenpointe Center West, Teaneck, New Jersey 07666 or such other person or location as may be specified by the Committee.

                             XX. REPURCHASE OF STOCK
                             -----------------------

      The Company shall not be required to repurchase from any Participant shares of Common Stock acquired under this Plan.

               XXI. ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.
               --------------------------------------------------

      The aggregate number of shares of Common Stock which may be purchased pursuant to options granted hereunder, the number of shares of Common Stock covered by each outstanding option, and the purchase price thereof for each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock affected without receipt of consideration of the Company.

      Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger, reorganization or other business combination, any option granted hereunder shall cover the securities or other property to which a holder of the number of shares of Common Stock would have been entitled pursuant to the terms of the merger. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity shall cause every option outstanding hereunder to terminate.

      The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to an option.

                           XXII. AMENDMENT OF THE PLAN
                           ---------------------------

      The Board of Directors may, without the consent of the Participants, amend the Plan at any time, provided that no such action shall adversely affect options theretofore granted hereunder, and provided that no such action by the Board of Directors, without approval of the Company's stockholders, may:

      (a) increase the total number of shares of Common Stock which may be purchased by all Participants, except as contemplated in Section XXI;

      (b) change the class of Employees eligible to receive options under the Plan;

      (c) decrease the minimum purchase price under Section V;

      (d) extend a Purchase Period hereunder; or

      (e) extend the term of the Plan.

                        XXIII. INTERNATIONAL PARTICIPANTS
                        ---------------------------------

      With respect to Eligible Employees who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan with respect to such Eligible Employees in order to conform such terms with the requirements of local law.

                             XXIV. TERM OF THE PLAN
                             ----------------------

      This Plan shall become effective as of the Effective Date upon its adoption by the Board of Directors, provided that it is approved at a duly-held meeting of stockholders of the Company, by an affirmative majority of the total votes present and voting thereat, within 12 months after the earlier of the Effective Date or the date of adoption by the Board of Directors. If the Plan is not so approved, no Common Stock shall be purchased under the Plan and the balance of each Participant's Account shall be promptly returned to the Participant. The Plan shall continue in effect until all shares reserved for issuance pursuant to Article IV have been granted to Participants, unless terminated prior thereto pursuant to Section XV or XXI hereof, or pursuant to the next succeeding sentence. The Board of Directors shall have the right to terminate the Plan at any time, effective as of the next succeeding Exercise Date. In the event of the termination of the Plan, outstanding options shall not be affected, except to the extent provided in Section XV and any remaining balance credited to the Account of each Participant as of the applicable Exercise Date shall be refunded to each such Participant.